UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  November 28, 2011

Intelligent Communication Enterprise Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania	0-10822	25-1229323
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

75 High Street
Singapore		179435
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:		011-65 6324-0225

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01—COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On December 12, 2011, Intelligent Communication Enterprise Corporation filed a current report on Form 8-K disclosing its acquisition of all of the issued and outstanding shares of Global Interactive Media Limited.  This Amendment No. 1 to that report amends Item 9.01—Financial Statements and Exhibits to add the historical financial statements of Global Interactive Media Limited and its affiliate, Asian Integrated Media, Ltd., which operated separately during these periods but subsequently has had all of its operations transferred to a subsidiary of Global Interactive Media Limited as a result of this acquisition, and the pro forma financial information required by Item 9.01.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS
(a)           Financial Statements of Business Acquired.  Filed herewith, beginning at page F-1, are the audited consolidated financial statements of Global Interactive Media Limited for the years ended March 31, 2010 and 2011, interim consolidated financial statements as at December 31, 2011, and audited consolidated financial statements of Asian Integrated Media, Ltd., for the years ended December 31, 2010 and 2011.

(b)           Pro Forma Information.  Filed herewith are the following:

Unaudited pro forma condensed consolidated balance sheets of Intelligent
Communication Enterprise Corporation as at December 31, 2010	F-82

Unaudited pro forma condensed consolidated statements of operations
for the year ended December 31, 2010	F-83

Notes to the unaudited pro forma condensed consolidated financial statements
as at and for the year ended December 31, 2010	F-84

Unaudited pro forma condensed consolidated balance sheets of Intelligent
Communication Enterprise Corporation as at December 31, 2011	F-85

Unaudited pro forma condensed consolidated statements of operations
for the year ended December 31, 2011	F-86

Notes to the unaudited pro forma condensed consolidated financial statements
as at and for the year ended December 31, 2011	F-87

(c)           Shell Company Transactions.  Not applicable.

2

(d)           The following is filed as an exhibit to this report:

Exhibit Number*	Title of Document	Location

10	Material Contracts
10.31	Sale and Purchase Agreement between Clarita Ablazo Jeffery and Intelligent Communication Enterprise Corporation	Incorporated by reference from the Current Report on Form 8-K filed December 12, 2011
_______________

*
All exhibits are numbered with the number preceding the decimal indicating the applicable SEC reference number in Item 601 and the number following the decimal indicating the sequence of the particular document.  Omitted numbers in the sequence refer to documents previously filed as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELLIGENT COMMUNICATION ENTERPRISE CORPORATION
Registrant

Date: October 26, 2012	By:	/s/ Sarocha Hatthasakul
Sarocha Hatthasakul
Chief Financial Officer

3

SBC 駿業

GLOBAL INTEGRATED MEDIA LIMITED

董事局報告書及財務報表
DIRECTOR(S)' REPORT AND FINANCIAL STATEMENTS

財政期間
FINANCIAL PERIOD

由 FROM	2009/04/01	至 TO	2010/03/31

GLOBAL INTEGRATED MEDIA LIMITED
董事局報告書 REPORT OF THE BOARD OF DIRECTOR(S)

董事局謹此呈交在上述公司（以下簡稱「本公司」）的財務報表附註內列明之財政期間的報告書及經審核的財務報表。
The Board of Director(s) has pleasure in submitting the report and audited financial statements of the captioned company (the "Company") for the financial period as stated in the notes to the financial statements.

公司業務 PRINCIPAL ACTIVITY

公司本期間主要業務 Company's current principal activity(ies):
提供中介服務
Provision of agency services

公司上期間主要業務 Company's previous principal activity(ies):
提供中介服務
Provision of agency services

財務報表 FINANCIAL STATEMENTS

本公司於本財政期間末之盈虧及資產負債狀況將以以下貨幣單位計算詳載於財務報表內。
The results and the state of the Company's affairs at the end of the financial period are shown in the annexed financial statements expressed in the following reporting currency.

列賬貨幣： 港幣
Reporting currency: Hong Kong Dollars

董事 DIRECTOR(S)

以下爲本財政期間及截至此報告日之董事。遵從本公司章程，每位以下現任董事於下一個財政期間繼續就任董事一職。
The following(s) is/are the director(s) during the financial period and up to the date of this report. Pursuant to the Article of Association, each following existing director shall hold office for the ensuing financial period.

		委任日期 Appointment date	辭任日期 Resignation date
-	JEFFERY CLARITA ABLAZO	-	-
-	INTELLIGENT COMMUNICATION ENTERPRISE CORPORATION	2012/04/03	-

核數師 AUDITORS

本公司已委任駿業會計師事務所有限公司爲獨立核數師審核財務報表，而其告退，惟彼等符合資格，並接受重新委任。
The financial statements have been audited by the independent auditors, SBC CPA Limited, who retire and, being eligible, offer themselves for re-appointment.

GLOBAL INTEGRATED MEDIA LIMITED
董事局報告書 REPORT OF THE BOARD OF DIRECTOR(S)

董事之合約權益及購買股份或債券之安排
DIRECTOR(S)' INTEREST IN CONTRACTS AND ARRANGEMENTS TO ACQUIRE SHARES OR DEBENTURES

除了於財務報表附註披露外，本公司於本期間並無其他就公司之業務與本公司任何董事擁有重大利益之重要合約。再者，本公司在本期間任何時間內，並無參與任何安排，使本公司之董事藉購買本公司或其他法人團體之股份或債券而獲利。
Except as disclosed in the notes to the financial statements, the Company did not have other significant contracts entered during the period in which the director(s) had any interest. In addition, at no time during the period was the Company a party to any arrangements to enable the director(s) of the Company to acquire benefits by means of the acquisition of shares in or debentures of, the Company or any other body corporate.

物業、廠房及設備、慈善捐款、股息及股本
PROPERTY, PLANT AND EQUIPMENT, DONATIONS, DIVIDEND AND SHARE CAPITAL

於財政期間內，在本公司有物業、廠房及設備變動及已作出捐款的情況下，有關之其變動及慈善捐款已分別刊載於財務報表附註內。另外，本公司之股息宣佈派發狀況及股本狀況已刊載於財務報表附註內。
Details of the movements in property, plant and equipment and donations of the Company are set out respectively in the annexed notes to the financial statements in case the Company has had its movements and has made donations during the financial period. In addition, details of the Company's declaration of dividend payment status and the Company's share capital status are set out in the annexed notes to the financial statements.

其他事項 OTHER MATTER

基於以下修改原因，董事局發現核數師缺乏足夠會計資料以編制下述財政期間之審核財務報表，董事局同意撤回於下述審計報告日期通過之審核財務報表及重新進行相同財政期間之審計。再者，董事局承擔關於將來依賴被撤回的審計報告的所有責任，及對於收取或閱覽之前發出的審核財務報表的任何人仕，採取一切必需的步驟，保證知會此情況及其有關的修改。
Due to the following amendment reason, the Board of Director(s) discovers that the auditors did not obtain sufficient accounting documents for the preparation of the audited financial statements for the following financial period. The Board of Director(s) agrees to revoke the said audited financial statements which have been approved on the following audit report date and re-perform the audit for the same financial period. In addition, the Board of Director(s) bears all liabilities on the future reliance on the revolved auditors' report and takes all necessary steps to ensure anyone in receipt or read of the previously issued financial statements to be informed of the situation and of the amendment of the financial statements.

財政期間 Financial period:	由 From	2009/04/01	至 to	2010/03/31
審計報告日期 Audit report date:	2012/02/03			
修改原因 Amendment reason:	遺漏會計資料 Omission of accounting documents			

承董事局命 On behalf of the Board

Global Integrated Media Ltd

主席 Chairman
香港 Hong Kong, 2012/10/05

SBC 駿業

獨立核數師報告致下述公司之股東
INDEPENDENT AUDITORS' REPORT TO
THE SHAREHOLDER(S) OF THE FOLLOWING COMPANY

GLOBAL INTEGRATED MEDIA LIMITED
(於香港註冊成立之有限公司)
(incorporated in Hong Kong with limited liability)

財政期間 Financial period: 由 From 2009/04/01 至 to 2010/03/31

列賬貨幣 Reporting currency: 港幣 Hong Kong Dollars

財務報表報告書 Report on the Financial Statements

本公司(以下簡稱「我們」)已完成審核以上列明公司的財務報表,此財務報表包括上述財政期間末的資產負債表與上述財政期間的收益表,以及主要會計政策概要及其他附註解釋資料。
We have audited the financial statements of the captioned company (the "Company"), which comprise the balance sheet as at the end of the above stated financial period, and the income statement for the above stated financial period, and a summary of significant accounting policies and other explanatory information.

董事就財務報表須承擔的責任 Director(s)' Responsibility for the Financial Statements

貴公司之董事須負責根據香港會計師公會頒佈的中小企業財務報表準則編制該等財務報表及相關必要的內部控制措施,以使財務報表不存在由於欺詐或錯誤而導致的重大錯誤陳述。
The director(s) is/are responsible for the preparation of financial statements in accordance with the Small and Medium-sized Entity Financial Reporting Standard (SME-FRS) issued by the Hong Kong Institute of Certified Public Accountants and for such internal control as the director(s) determine(s) is necessary to enable the preparation of financial statements that are free from material misstatement, whether due to fraud or error.

此外,香港公司條例第 141D 條要求資產負債表及其附註須根據公司條例附表 11 編制。
In addition, section 141D of the Hong Kong Companies Ordinance requires that the balance sheet together with the notes thereon should be prepared in accordance with the requirements of the Eleventh Schedule to that Ordinance.

SBC CPA LIMITED
駿業會計師事務所有限公司
10/F., Tower A, Billion Centre, 1 Wang Kwong Road, Kowloon Bay, Kowloon, Hong Kong
香港九龍九龍灣宏光道1號億京中心A座10樓
Tel (電話): (852) 2583 2318 Fax (傳真): (852) 3013 7318 E-mail (電郵): cpa@sbc.com.hk www.sbc.com.hk

SBC 駿業

獨立核數師報告致下述公司之股東
INDEPENDENT AUDITORS' REPORT TO THE SHAREHOLDER(S) OF THE FOLLOWING COMPANY

GLOBAL INTEGRATED MEDIA LIMITED

（於香港註冊成立之有限公司）
(incorporated in Hong Kong with limited liability)

財政期間 Financial period: 由 From 2009/04/01 至 to 2010/03/31

列賬貨幣 Reporting currency: 港幣 Hong Kong Dollars

核數師的責任 Auditor's Responsibility

我們之責任是根據我們之審核對該等財務報表作出意見，並按照香港公司條例第 141 條之規定，僅向整體股東呈報我們之意見。除此以外，我們之報告書不可用作其他用途。我們概不就本報告書之內容，對任何其他人士負責或承擔法律責任。我們已根據香港會計師公會頒佈的香港審計準則及實務註釋第 900 號（說明）「中小企業財務報表準則之核數準則」進行審核。這些準則要求我們遵守道德規範，並規劃及執行審核，以合理確定此等財務報表是否不存有任何重大錯誤陳述。
Our responsibility is to express an opinion on these financial statements based on our audit and to report our opinion solely to you, as a body, in accordance with section 141 of the Hong Kong Companies Ordinance, and for no other purpose. We do not assume responsibility towards or accept liability to any other person for the contents of this report. We conducted our audit in accordance with Hong Kong Standards on Auditing and with reference to PN 900 (Clarified) "Audit of Financial Statements Prepared in Accordance with the Small and Medium-sized Entity Financial Reporting Standard" issued by the Hong Kong Institute of Certified Public Accountants. Those standards require that we comply with ethical requirements and plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

SBC CPA LIMITED
駿業會計師事務所有限公司
10/F., Tower A, Billion Centre, 1 Wang Kwong Road, Kowloon Bay, Kowloon, Hong Kong
香港九龍九龍灣宏光道1號億京中心A座10樓
Tel (電話): (852) 2583 2318 Fax (傳真): (852) 3013 7318 E-mail (電郵): cpa@sbc.com.hk www.sbc.com.hk

SBC 駿業

獨立核數師報告致下述公司之股東
INDEPENDENT AUDITORS' REPORT TO THE SHAREHOLDER(S) OF THE FOLLOWING COMPANY

GLOBAL INTEGRATED MEDIA LIMITED

（於香港註冊成立之有限公司）

(incorporated in Hong Kong with limited liability)

財政期間 Financial period: 由 From **2009/04/01** 至 to **2010/03/31**

列賬貨幣 Reporting currency: **港幣 Hong Kong Dollars**

強調事項 Emphasis of matter

在不對　貴公司的持續經營基準發表保留審核意見的情況下，我們謹請股東留意財務報表附註關於按持續經營基準而編制的財務報表。如該等附註進一步解釋，雖然　貴公司於該日的資產不足以償還負債，　貴公司之財務報表乃以持續經營基準編制。該等條件顯示存在重大不明朗因素，可能對貴公司持續經營之能力構成重大疑問。財務報表乃以持續經營基準編制，其有效性取決於股東會否持續提供財務支持以讓　貴公司撥付未來營運資金及財務需求以及於可見將來從營運取得足夠現金流量。財務報表並不包括未能獲得財務支持及營運資金時可能需要作出之調整。我們認為已經作出足夠的披露。

Without qualifying our audit opinion, we draw your attention to the notes to the financial statements concerning the adoption of going concern basis on which the financial statements have been prepared. As further explained in the notes to the financial statements, the financial statements of the Company have been prepared on a going concern basis, notwithstanding that as at the date, the Company reported deficiency of assets over liabilities. These conditions indicate the existence of a material uncertainty which may cast significant doubt on the ability of the Company to continue as a going concern. The financial statements have been prepared on a going concern basis, the validity of which is dependent on the continual financial support from the shareholder in order to finance the Company's future working capital and financial requirements and to generate adequate cash flows from its operation in the foreseeable future. The financial statements do not include any adjustments that would result from a failure to obtain such financial support and working capital. We consider that adequate disclosures have been made.

SBC CPA LIMITED
駿業會計師事務所有限公司
10/F., Tower A, Billion Centre, 1 Wang Kwong Road, Kowloon Bay, Kowloon, Hong Kong
香港九龍九龍灣宏光道1號億京中心A座10樓
Tel (電話): (852) 2583 2318 Fax (傳真): (852) 3013 7318 E-mail (電郵): cpa@sbc.com.hk www.sbc.com.hk

SBC 駿業

獨立核數師報告致下述公司之股東
INDEPENDENT AUDITORS' REPORT TO THE SHAREHOLDER(S) OF THE FOLLOWING COMPANY

GLOBAL INTEGRATED MEDIA LIMITED
（於香港註冊成立之有限公司）
(incorporated in Hong Kong with limited liability)

財政期間 Financial period: 由 **From** **2009/04/01** 至 **to** **2010/03/31**

列賬貨幣 Reporting currency: 港幣 **Hong Kong Dollars**

其他事項 Other matter

在本財務報表內所披露「上期間」資料的審核意見應參考上財政期間已簽署的財務報表。
The audit opinion for the information disclosed in the "Last Period" in these financial statements should refer to the signed financial statements of last financial period.

基於以下修改原因，董事局發現核數師缺乏足夠會計資料以編制下述財政期間之審核財務報表，董事局同意撤回於下述審計報告日期通過之審核財務報表及重新進行相同財政期間之審計。再者，董事局承擔關於將來依賴被撤回的審計報告的所有責任，及對於收取或閱覽之前發出的審核財務報表的任何人仕，採取一切必需的步驟，保證知會此情況及其有關的修改。
Due to the following amendment reason, the Board of Director(s) discovers that the auditors did not obtain sufficient accounting documents for the preparation of the audited financial statements for the following financial period. The Board of Director(s) agrees to revoke the said audited financial statements which have been approved on the following audit report date and re-perform the audit for the same financial period. In addition, the Board of Director(s) bears all liabilities on the future reliance on the revolved auditors' report and takes all necessary steps to ensure anyone in receipt or read of the previously issued financial statements to be informed of the situation and of the amendment of the financial statements.

財政期間 Financial period: 由 From 2009/04/01 至 to 2010/03/31
審計報告日期 Audit report date: 2012/02/03
修改原因 Amendment reason: 遺漏會計資料 Omission of accounting documents

SBC CPA Ltd.

駿業會計師事務所有限公司 SBC CPA Limited
執業會計師 Certified Public Accountants

劉永康 Lau Wing Hong
執業證書編號 Practising Certificate Number: P04959

121016-034328

香港 Hong Kong, 2012/10/05

SBC CPA LIMITED
駿業會計師事務所有限公司
10/F., Tower A, Billion Centre, 1 Wang Kwong Road, Kowloon Bay, Kowloon, Hong Kong
香港九龍九龍灣宏光道1號億京中心A座10樓
Tel (電話): (852) 2583 2318 Fax (傳真): (852) 3013 7318 E-mail (電郵): cpa@sbc.com.hk www.sbc.com.hk

GLOBAL INTEGRATED MEDIA LIMITED
財務報表附註 NOTES TO THE FINANCIAL STATEMENTS

財政期間 Financial period: 由 From 2009/04/01 至 to 2010/03/31

列賬貨幣 Reporting currency: 港幣 Hong Kong Dollars

3. 主要會計政策概要 Summary of significant accounting policies

以下及記錄在指定的財務報表附註內是本公司的主要會計政策：
The following and included in the designated notes to the financial statements are the significant accounting policies that are necessary for a proper understanding of the Company's financial statements:

<u>僱員福利 Employee benefits</u>

僱員假期 Employee leave entitlements

- 已就僱員因截至財政期間末所提供服務享有之年假及長期服務假之估計負債作出撥備。本公司的所有僱員在財政期間末均已提取所有假期，並沒有剩餘假期留作下一個財政期間提取。僱員病假及產假於放假時始確認。
- A provision is made for the estimated liability for annual leave and long service leave as a result of services rendered by employees up to the end of the financial period. All employees of the Company annually utilise their leaves at the end of the financial period without carrying forward to next financial period. Employee entitlements to sick leave and maternity leave are not recognised until the time of leave.

退休金承擔 Retirement benefits schemes

- 本公司根據《強制性公積金計劃條例》為香港所有合資格僱員設立強制性公積金計劃(「強積金計劃」)。當已向強積金計劃作出供款後，即盡歸僱員所有。
- The Company operates a mandatory provident fund scheme (the "MPF Scheme") under the Hong Kong Mandatory Provident Fund Schemes Ordinance for all qualifying employees in Hong Kong. The Company's contributions to the MPF Scheme vest fully with employees when contributed into the MPF Scheme.

離職福利 Termination benefits

- 倘本公司明確就終止僱用作出承擔或因在一項實際上不可能退出之詳細正式計劃下僱員自願離職而提供利益及僅在上述情況下，則可確認離職福利。
- Termination benefits are recognised when the Company demonstrably commits itself to terminate employment or to provide benefits as a result of voluntary redundancy by having a detailed formal plan which is without realistic possibility of withdrawal.

<u>租賃合約 Leases</u>

融資租賃乃一租約將資產之絕大部份利益及風險轉移至租用方。融資租賃在租約開始時按項目之公允值及最低租賃付款之現值中較低者作資產化。每項租賃付款在負債及融資支出間作出分配以達致未償融資餘額反映固定息率。融資租賃付款之利息於收益表中確認。租賃資產按其估計使用年限或租賃期兩者中的較低者將資產成本攤銷。凡資產擁有的絕大部分風險及回報仍歸出租人的所有租賃，均歸類為經營租賃。根據經營租賃的付款在租期內以直線法在收益表中扣除。

Leases that transfer substantially all the rewards and risks of ownership of assets to the Company are accounted for as finance leases. At the inception of a finance lease, the cost of the leased asset is capitalised at the fair value of the leased asset or, if lower, at the present value of the minimum lease payments. Lease payments are apportioned between the finance charges and reduction of the lease liability so as to achieve a constant rate of interest on the remaining balance of the liability. Finance charges are charged to the income statement. Capitalised leased assets are depreciated over the shorter of the estimated useful life of the asset or the lease term. Leases where substantially all the risks and rewards of ownership of assets are not transferred to the lessee are accounted for as operating leases. Annual rents applicable to such operating leases are charged to the income statement on a straight-line basis over the lease term.

GLOBAL INTEGRATED MEDIA LIMITED
財務報表附註 NOTES TO THE FINANCIAL STATEMENTS

財政期間 Financial period: 由 From 2009/04/01 至 to 2010/03/31

列賬貨幣 Reporting currency: 港幣 Hong Kong Dollars

<u>資產減值 Impairment of assets</u>

除在財務報表的附註列明外，非流動資產在每財政期間末進行減值測試確定有跡象顯示減值或回撥過去減值。當資產之賬面值較可收回價值高，賬面值應減至可收回價值，此減值虧損在收益表中確認。過去減值虧損回撥只許於決定可收回價值的方法有改變時調整，但金額不能高於原賬面淨值（已減攤銷或折舊），即往年購入資產並沒有確認減值。

Other than specified in the notes to the financial statements, an assessment is made at the end of each financial period to determine whether there is any indication of impairment or reversal of previous impairment for non-current assets. In the event that an asset's carrying amount exceeds its recoverable amount, the carrying amount is reduced to the recoverable amount and an impairment loss is recognised in the income statement. A previously recognised impairment loss is reversed only if there has been a change in the estimates used to determine the recoverable amount, however not to an amount higher than the net carrying amount that would have been determined (net of amortisation or depreciation), had no impairment losses been recognised for the asset in prior periods.

<u>貿易應收賬款及其他應收賬款 Trade and other receivables</u>

貿易應收賬款及其他應收賬款乃按其每一筆賬款的可變現淨值確認。應收賬款之減值撥備於客觀證據顯示本公司將不能按應收賬款之原本條款收回所有金額（包括本公司持有多於一個財政期間的應收賬款）時提備。撥備金額於收益表中確認。對於關連方的往來借款，本公司的股東已決議通過及保證在關連方無能力還款時承擔所有的債項。

Trade and other receivables are stated at estimated realisable value after each debt has been considered individually. Where the objective evidences reflect that the payment of a debt becomes doubtful (including a debt has been due more than one financial period), a provision is made and charged to the income statement. Regarding amount due from related party, the Company's shareholders have passed the resolution to guarantee that they would bear all liabilities for the failure of repayments by the related party.

<u>借款費用 Borrowing costs</u>

借款費用在發生當期確認為費用。本公司的董事及股東擔保本公司的一般銀行融資。

Borrowing costs are recognised as an expense in the period in which they are incurred. The Company's general banking facilities are guaranteed by the Company's director(s) and shareholder(s).

<u>外幣換算 Foreign exchange</u>

外幣換算以交易日的匯率進行折算。於每個資產負債表內的外幣計算的貨幣性資產及負債會再按財政期間末的匯率進行折算。匯兌差額記入當期收益表內。

Foreign currency transactions are converted at the exchange rate applicable at the transaction date. Foreign currency monetary items are translated by using exchange rates applicable at the end of the financial period. Gains or losses on foreign exchange are recognised in the income statement.

4. 比較數字 Comparative figures

除首財政期間的財務報表外（沒有數值呈列於「上期間」內），若干比較數字（包括以下重要的資料）已重新分類或分配，以符合本期間的呈列方式。

Other than the first financial period's financial statements in which no values are shown in "Last Period", certain comparative figures, with significant information stated below, have been re-classified or re-stated to conform with the current period's presentation.

重新分類的類別、金額及原因：

Nature, amount and reason of reclassification:

GLOBAL INTEGRATED MEDIA LIMITED
財務報表附註 NOTES TO THE FINANCIAL STATEMENTS

財政期間 Financial period: 由 From 2009/04/01 至 to 2010/03/31

列賬貨幣 Reporting currency: 港幣 Hong Kong Dollars

5. 重大關連人士交易 Significant related party transactions

主要會計政策 Significant accounting policies

在編制此等財務報表時，如符合下列其中一項，將視爲本公司之關連方：
該方（包括本公司集團成員、本公司之聯營公司、本公司爲其合營方之合營企業或共同與第三方成立之合營企業、在本公司有重要投票權的主要管理人員（只爲本公司董事）之一、該等人士的直系親屬、及爲受該等人士控制、共同控制或對其有重大影響力的實體）有能力直接或間接透過一個或多個中介人控制本公司或與本公司受到同一控制或在作出財務及營運決策方面對本公司行使重大影響力，或對本公司擁有共同控制權；或該方爲本公司僱員或屬本公司關連人士的任何實體的利益而設立的終止僱傭後福利計劃。對於個人的直系親屬指於與該實體交易時預期可影響該個人、或受該個人影響的家庭成員。
For the purposes of these financial statements, a party is considered as related to the Company if: the party, including a group member of the Company, an associate of the Company, a joint venture in which the Company is a venturer or which is common joint venturer of a third party, a member of key management personnel with significant voting power (to be the Company's director(s) only) of the Company, a close family member of such an individual, and an entity under the control, joint control or significant influence of such individuals, has the ability, directly or indirectly through one or more intermediaries, to control the Company or subject to common control with the Company or to exercise significant influence over the Company in making financial and operating policy decisions, or has joint control over the Company; or the party is a post-employment benefit plan which is for the benefit of employees of the Company or of any entity that is a related party of the Company. Where close family members of an individual are those family members who may be expected to influence, or be influenced by, that individual in their dealings with the entity.

除在財務報表別處披露交易及結存外，董事認爲以下爲在日常業務中按一般商業條款與關連方進行之重大交易：
During the period, other than those have already been stated in other parts to these financial statements, the following material transactions with the related party(ies) was/were, in the opinion of the director(s), carried out in the ordinary course of business and on normal commercial terms:

關連方 Related party	交易性質 Nature of transaction	關係 Relationship	本期間 This period	上期間 Last period
ASIAN INTEGRATED MEDIA (PHILS.) LTD.	服務收入 Service income	關連董事 Connected director(s)	-	-

關連方 Related party	會計科目 Account name	關係 Relationship	在本期間末的借/(貸) Debit/ (Credit) balance in this period end date	在上期間末的借/(貸) Debit/ (Credit) balance in last period end date
-	-	-	-	-

GLOBAL INTEGRATED MEDIA LIMITED
財務報表附註 NOTES TO THE FINANCIAL STATEMENTS

財政期間 Financial period: 由 From 2009/04/01 至 to 2010/03/31

列賬貨幣 Reporting currency: 港幣 Hong Kong Dollars

6. 營業額及其他收入 Turnover and other revenue

主要會計政策 Significant accounting policies

收入之確認爲公司極有可能獲得經濟收益及能按以下基礎可靠計算：
- 所有服務收入（包括佣金收入、工程收入、諮詢費收入及運輸服務收入）是按服務提供給客人的發票日確認。
- 股息收入於股東收取股息權利被確定後確認。
- 利息收入是按時間比例及使用有效利息計算方法確認。
- 租金收入以租賃時間按時間比例確認。
- 售賣樓宇是以簽署轉售合約或由有關政府部門發出入伙紙日期，而確認爲收入。確認收入額前所收取的訂金及分期包括在資產負債表的預收銷售訂金及預收分期賬內。
- 貨品之銷售收益在貨品擁有權之風險及回報轉移至客人後確認。

Revenue is recognised when it is probable that the economic benefits will flow to the Company and when the revenue can be measured reliably, on the following bases:
- All service income, including commission income, construction income, consultancy fee income and transportation income, is recognised on the issue date of the invoice for the services rendered to the customer.
- Dividend income is recognised when the shareholder's right to receive payment is established.
- Interest income is recognised on a time proportion basis taking into account the principal outstanding and the interest applicable.
- Rental income is recognised on a time proportion basis over the lease term.
- Revenue arising from the sale of properties held for sale is recognised upon the signing of the assignment or the issue of an occupation permit by the relevant government authorities. Deposits and installments received on properties sold prior to the date of revenue recognition are included in the balance sheet under sale deposits and installments received in advance.
- Sale of goods is recognised when the risks and rewards of ownership have passed to the customer.

		本期間 This period	上期間 Last period
收入分析如下：	An analysis of turnover is as follows:		
服務收入	Service income	-	-

		本期間 This period	上期間 Last period
其他收入：	Other revenue:		
銀行利息收入	Bank interest income	60.76	173.71
兌換溢利	Exchange gain	105.79	-
		166.55	173.71

GLOBAL INTEGRATED MEDIA LIMITED
財務報表附註 NOTES TO THE FINANCIAL STATEMENTS

財政期間 Financial period: 由 **From** **2009/04/01** 至 **to** **2010/03/31**

列賬貨幣 Reporting currency: 港幣 **Hong Kong Dollars**

7. 稅前溢利/(虧損) Profit/(Loss) before taxation

		本期間 This period	上期間 Last period
已扣除下列各項：	After charging the following items:		
核數師酬金	Auditors' remuneration	9,600.00	3,300.00

8. 稅項 Taxation

主要會計政策 Significant accounting policies

所得稅爲當期所得稅費用。當期應交所得稅按當期應納稅所得稅額和所得稅率及稅法計算。在當期產生經調整稅務虧損、承前財政期間的足夠稅務虧損或並沒有於稅務管轄範圍內產生的應納稅收入，有關當期所得稅費用將不被撥備。遞延稅項並沒有計算。

Income tax expense represents current tax expense. The taxation payable represents the amounts expected to be paid to the taxation authority, using the tax rates and tax laws that have been enacted or substantively enacted by the financial period. Under the circumstances of adjusted tax loss incurred for the financial period, sufficient utilisation of tax loss brought forward from previous financial periods or no assessable income derived from the taxation jurisdiction, no provision for taxation expense is made in the financial statements. Deferred tax is not provided.

		本期間 This period	上期間 Last period
本期間的香港稅款	Hong Kong tax charge for the period	-	-
本期間的中國稅款	China tax charge for the period	-	-
往年(多)/少計	(Over)/Under-provision in previous periods	-	-
		-	-

9. 董事酬金 Director(s)' remuneration

根據香港公司條例要求披露之董事酬金之詳情如下：
Director(s)' remuneration disclosed pursuant to the requirement of Hong Kong Companies Ordinance is as follows:

		本期間 This period	上期間 Last period
袍金	Fees	-	-
其他酬金	Other emoluments	-	-
公積金供款	Provident fund contributions	-	-
福利	Benefit-in-kind	-	-
		-	-

GLOBAL INTEGRATED MEDIA LIMITED
財務報表附註 NOTES TO THE FINANCIAL STATEMENTS

財政期間 Financial period: 由 From 2009/04/01 至 to 2010/03/31

列賬貨幣 Reporting currency: 港幣 Hong Kong Dollars

10. 股息 Dividends

		本期間 This period	上期間 Last period
中期股息 Interim dividend			
已宣佈中期股息：	Interim dividend declared:		
普通股每股 Ordinary shares of each	-	-	-
期末股息 Final dividend			
已建議末期股息：	Final dividend proposed:		
普通股每股 Ordinary shares of each	-	-	-

在財政期間末建議的末期股息，並沒有於資產負債表內確認爲債項。
At the end of the financial period, the final dividend was proposed and has not been recognised as a liability at the balance sheet.

11. 往來賬 Current account(s)

應收/(付)關連方（本公司的董事擁有其關連方的控制權益）款項以以下資產爲抵押品、以下利率及在以下日期或之前清還。
The amount(s) due from/(to) the related party(ies), in which the Company's director(s) has/have controlling interests, is/are secured by the following asset(s), the following interest bearing and repayable on or before the following date.

抵押品 Security: -
年利率 Annum interest rate: -
還款日期 Repayment date: -

GLOBAL INTEGRATED MEDIA LIMITED
資產負債表 BALANCE SHEET

財政期間 **Financial period:** 由 From **2009/04/01** 至 to **2010/03/31**

列賬貨幣 **Reporting currency:** 港幣 **Hong Kong Dollars**

隨附會計政策及附註乃財務報表的一部分，並應與財務報表一併閱讀。
The accompanying accounting polices and explanatory notes form an integral part of, and should be read in conjunction with, these financial statements.

		附註 Note	本期間末 This period end date	上期間末 Last period end date
流動資產	**CURRENT ASSETS**			
預付款項	Prepayment(s)		-	3,490.00
現金及銀行結存	Cash and bank balances		231,435.60	33,467.93
			231,435.60	36,957.93
減：流動負債	**LESS: CURRENT LIABILITIES**			
應付關連公司款項	Amount(s) due to related company(ies)	11	(232,125.58)	(21,957.85)
應付董事款項	Amount(s) due to director(s)	11	(28,997.40)	(28,997.40)
應付費用	Accrued expense(s)		(20,900.00)	(8,800.00)
			(282,022.98)	(59,755.25)
流動資產/(負債)淨值	**NET CURRENT ASSETS/(LIABILITIES)**		(50,587.38)	(22,797.32)
資產/(負債)淨值	**NET ASSETS/(LIABILITIES)**		(50,587.38)	(22,797.32)
資本及儲備	**EQUITY AND RESERVES**			
股本	Share capital		2.00	2.00
建議股息	Proposed dividends		-	-
保存溢利/(累積虧損)	Retained profits/(Accumulated losses)		(50,589.38)	(22,799.32)
權益/(虧損)總額	**TOTAL EQUITY/(DEFICIT)**		(50,587.38)	(22,797.32)

本期間之財務報表已由董事局於獨立核數師報告日同時批准，並由下列董事代表董事局簽署。
The financial statements thereon were approved by the Board of Director(s) on the same date of the auditors' report and are signed by the following director(s) representing the Board of Director(s).

Global Integrated Media Ltd

董事 Director

適用於現存的第二位董事
Applicable for Second Existing Director

GLOBAL INTEGRATED MEDIA LIMITED
權益變動表 STATEMENT OF CHANGES IN EQUITY

財政期間 Financial period: 由 From 2010/04/01 至 to 2011/03/31

列賬貨幣 Reporting currency: 港幣 Hong Kong Dollars

隨附會計政策及附註乃財務報表的一部分，並應與財務報表一併閱讀。
The accompanying accounting polices and explanatory notes form an integral part of, and should be read in conjunction with, these financial statements.

		股本 Share capital	建議股息 Proposed dividends	滾存溢利/(累積虧損) Retained profits/ (Accumulated losses)	總額 Total
截至上期間初	**At last period beginning date**	2.00	-	(22,799.32)	(22,797.32)
已發行股本	Issued share capital	-	-	-	-
期間溢利/(虧損)	Profit/(Loss) for the period	-	-	(27,790.06)	(27,790.06)
股息	Dividends	-	-	-	-
截至上期間末及截至本期間初	**At last period end date and this period beginning date**	2.00	-	(50,589.38)	(50,587.38)
已發行股本	Issued share capital	-	-	-	-
期間溢利/(虧損)	Profit/(Loss) for the period	-	-	(17,683.11)	(17,683.11)
股息	Dividends	-	-	-	-
截至本期間末	**At this period end date**	2.00	-	(68,272.49)	(68,270.49)

本公司之股本狀況 Details of the Company's share capital

		每股面值 Par value	法定股本 Authorised share(s)		已發行及繳足股本 Issued and fully paid share(s)	
		金額 Amount	股份數量 Number of share(s)	金額 Amount	股份數量 Number of share(s)	金額 Amount
原貨幣	**Original currency**	(港幣 HK$)				
截至上期間初	**At last period beginning date**	1.00	10,000	10,000.00	2	2.00
增設/新發行	Creation/New issue	-	-	-	-	-
截至上期間末及截至本期間初	**At last period end date and this period beginning date**	1.00	10,000	10,000.00	2	2.00
增設/新發行	Creation/New issue	-	-	-	-	-
截至本期間末	**At this period end date**	1.00	10,000	10,000.00	2	2.00

所有增設的法定普通股本及新發行的普通股本在各方面均享有同等權益。
All creation(s) of authorised ordinary share(s) and new issue(s) of ordinary share(s) are ranking pari passu with existing share(s).

（只作管理用 For management purpose only）

GLOBAL INTEGRATED MEDIA LIMITED
詳細收益表 DETAILED INCOME STATEMENT

財政期間 Financial period: 由 From 2010/04/01 至 to 2011/03/31

列賬貨幣 Reporting currency: 港幣 Hong Kong Dollars

		本期間 This period
營業額 - 服務	**Turnover - Services**	
服務收入	Service income	-
		-
其他收入	**Other revenue**	
銀行利息收入	Bank interest income	0.46
兌換溢利	Exchange gain	3.02
		3.48
		3.48
減：行政費用	**Less: Administrative expenses**	
會計費用	Accountancy fee	(5,500.00)
核數師酬金	Auditors' remuneration	(6,600.00)
銀行費用	Bank charges	(3,031.59)
商業登記費用	Business registration fee	(2,450.00)
公司秘書費用	Company secretarial fee	(105.00)
		(17,686.59)
稅前溢利/(虧損)	**Profit/(Loss) before taxation**	(17,683.11)

SBC 駿業

GLOBAL INTEGRATED MEDIA LIMITED

董事局報告書及財務報表
DIRECTOR(S)' REPORT AND FINANCIAL STATEMENTS

財政期間
FINANCIAL PERIOD

由 FROM 2010/04/01 至 TO 2011/03/31

GLOBAL INTEGRATED MEDIA LIMITED
董事局報告書 REPORT OF THE BOARD OF DIRECTOR(S)

董事局謹此呈交在上述公司（以下簡稱「本公司」）的財務報表附註內列明之財政期間的報告書及經審核的財務報表。
The Board of Director(s) has pleasure in submitting the report and audited financial statements of the captioned company (the "Company") for the financial period as stated in the notes to the financial statements.

公司業務 PRINCIPAL ACTIVITY

公司本期間主要業務 Company's current principal activity(ies):
提供中介服務
Provision of agency services

公司上期間主要業務 Company's previous principal activity(ies):
提供中介服務
Provision of agency services

財務報表 FINANCIAL STATEMENTS

本公司於本財政期間末之盈虧及資產負債狀況將以以下貨幣單位計算詳載於財務報表內。
The results and the state of the Company's affairs at the end of the financial period are shown in the annexed financial statements expressed in the following reporting currency.

列賬貨幣： 港幣
Reporting currency: Hong Kong Dollars

董事 DIRECTOR(S)

以下爲本財政期間及截至此報告日之董事。遵從本公司章程，每位以下現任董事於下一個財政期間繼續就任董事一職。
The following(s) is/are the director(s) during the financial period and up to the date of this report. Pursuant to the Article of Association, each following existing director shall hold office for the ensuing financial period.

		委任日期 Appointment date	辭任日期 Resignation date
-	JEFFERY CLARITA ABLAZO	-	-
-	INTELLIGENT COMMUNICATION ENTERPRISE CORPORATION	2012/04/03	-

核數師 AUDITORS

本公司已委任駿業會計師事務所有限公司爲獨立核數師審核財務報表，而其告退，惟彼等符合資格，並接受重新委任。
The financial statements have been audited by the independent auditors, SBC CPA Limited, who retire and, being eligible, offer themselves for re-appointment.

GLOBAL INTEGRATED MEDIA LIMITED
董事局報告書 REPORT OF THE BOARD OF DIRECTOR(S)

董事之合約權益及購買股份或債券之安排
DIRECTOR(S)' INTEREST IN CONTRACTS AND ARRANGEMENTS TO ACQUIRE SHARES OR DEBENTURES

除了於財務報表附註披露外，本公司於本期間並無其他就公司之業務與本公司任何董事擁有重大利益之重要合約。再者，本公司在本期間任何時間內，並無參與任何安排，使本公司之董事藉購買本公司或其他法人團體之股份或債券而獲利。
Except as disclosed in the notes to the financial statements, the Company did not have other significant contracts entered during the period in which the director(s) had any interest. In addition, at no time during the period was the Company a party to any arrangements to enable the director(s) of the Company to acquire benefits by means of the acquisition of shares in or debentures of, the Company or any other body corporate.

物業、廠房及設備、慈善捐款、股息及股本
PROPERTY, PLANT AND EQUIPMENT, DONATIONS, DIVIDEND AND SHARE CAPITAL

於財政期間內，在本公司有物業、廠房及設備變動及已作出捐款的情況下，有關之其變動及慈善捐款已分別刊載於財務報表附註內。另外，本公司之股息宣佈派發狀況及股本狀況已刊載於財務報表附註內。
Details of the movements in property, plant and equipment and donations of the Company are set out respectively in the annexed notes to the financial statements in case the Company has had its movements and has made donations during the financial period. In addition, details of the Company's declaration of dividend payment status and the Company's share capital status are set out in the annexed notes to the financial statements.

其他事項 OTHER MATTER

基於以下修改原因，董事局發現核數師缺乏足夠會計資料以編製下述財政期間之審核財務報表，董事局同意撤回於下述審計報告日期通過之審核財務報表及重新進行相同財政期間之審計。再者，董事局承擔關於將來依賴被撤回的審計報告的所有責任，及對於收取或閱覽之前發出的審核財務報表的任何人仕，採取一切必需的步驟，保證知會此情況及其有關的修改。
Due to the following amendment reason, the Board of Director(s) discovers that the auditors did not obtain sufficient accounting documents for the preparation of the auditod financial statements for the following financial period. The Board of Director(s) agrees to revoke the said audited financial statements which have been approved on the following audit report date and re-perform the audit for the same financial period. In addition, the Board of Director(s) bears all liabilities on the future reliance on the revolved auditors' report and takes all necessary steps to ensure anyone in receipt or read of the previously issued financial statements to be informed of the situation and of the amendment of the financial statements.

財政期間 Financial period:	由 From	2010/04/01	至 to	2011/03/31
審計報告日期 Audit report date:	2012/02/03			
修改原因 Amendment reason:	遺漏會計資料 Omission of accounting documents			

承董事局命 On behalf of the Board

Global Integrated Media Ltd
主席 Chairman
香港 Hong Kong, 2012/10/05

SBC 駿業

獨立核數師報告致下述公司之股東
INDEPENDENT AUDITORS' REPORT TO
THE SHAREHOLDER(S) OF THE FOLLOWING COMPANY

GLOBAL INTEGRATED MEDIA LIMITED
（於香港註冊成立之有限公司）
(incorporated in Hong Kong with limited liability)

財政期間 Financial period: 由 From 2010/04/01 至 to 2011/03/31

列賬貨幣 Reporting currency: 港幣 Hong Kong Dollars

其他事項 Other matter

在本財務報表內所披露「上期間」資料的審核意見應參考上財政期間已簽署的財務報表。
The audit opinion for the information disclosed in the "Last Period" in these financial statements should refer to the signed financial statements of last financial period.

基於以下修改原因，董事局發現核數師缺乏足夠會計資料以編制下述財政期間之審核財務報表，董事局同意撤回於下述審計報告日期通過之審核財務報表及重新進行相同財政期間之審計。再者，董事局承擔關於將來依賴被撤回的審計報告的所有責任，及對於收取或閱覽之前發出的審核財務報表的任何人仕，採取一切必需的步驟，保證知會此情況及其有關的修改。
Due to the following amendment reason, the Board of Director(s) discovers that the auditors did not obtain sufficient accounting documents for the preparation of the audited financial statements for the following financial period. The Board of Director(s) agrees to revoke the said audited financial statements which have been approved on the following audit report date and re-perform the audit for the same financial period. In addition, the Board of Director(s) bears all liabilities on the future reliance on the revolved auditors' report and takes all necessary steps to ensure anyone in receipt or read of the previously issued financial statements to be informed of the situation and of the amendment of the financial statements.

財政期間 Financial period:	由 From	2010/04/01	至 to	2011/03/31
審計報告日期 Audit report date:	2012/02/03			
修改原因 Amendment reason:	遺漏會計資料 Omission of accounting documents			

SBC CPA Ltd.

駿業會計師事務所有限公司 SBC CPA Limited
執業會計師 Certified Public Accountants

劉永康 Lau Wing Hong
執業證書編號 Practising Certificate Number: P04959

121016-034328

香港 Hong Kong, 2012/10/05

SBC CPA LIMITED
駿業會計師事務所有限公司
10/F., Tower A, Billion Centre, 1 Wang Kwong Road, Kowloon Bay, Kowloon, Hong Kong
香港九龍九龍灣宏光道1號億京中心A座10樓
Tel (電話): (852) 2583 2318 Fax (傳真): (852) 3013 7318 E-mail (電郵): cpa@sbc.com.hk www.sbc.com.hk

GLOBAL INTEGRATED MEDIA LIMITED
財務報表附註 NOTES TO THE FINANCIAL STATEMENTS

財政期間 Financial period: 由 From 2010/04/01 至 to 2011/03/31

列賬貨幣 Reporting currency: 港幣 Hong Kong Dollars

1. 本公司資料 The Company information

法定註冊形式及成立地點： Legal form of registration and place of incorporation:	私營有限責任公司成立在香港 Private limited liability incorporated in Hong Kong			
本財政期間（以下簡稱「本期間」）及主要業務： Current financial period ("This period") and principal activity(ies):	由 From	2010/04/01	至 To	2011/03/31
	提供中介服務 Provision of agency services			
上財政期間（以下簡稱「上期間」）及主要業務： Last financial period ("Last period") and principal activity(ies):	由 From	2009/04/01	至 To	2010/03/31
	提供中介服務 Provision of agency services			

註冊地址：
Registered office: 11/F., AXA Centre, 151 Gloucester Road, Wanchai, Hong Kong

本公司營運期間採用列明於商業登記證之商號名稱（如有）作商業用途。
The Company has adopted a trade name (if any) stated in its Business Registration Certificate for its business use.

本財務報表獲董事局批准之日期：
Approval date of the financial statements made by the Board of Director(s): 2012/10/05

2. 編制基準 Basis of preparation

本財務報表是按照香港會計師公會頒佈所適用的中小企業財務報告準則而編制。本公司具備香港公司條例第 141D 條資格編制及呈報財務報表，所有股東一致簽署同意應用香港公司條例第 141D 條編制及呈報財政期間末的財務報表。
These financial statements comply with the Small and Medium-sized Entity Financial Reporting Standard ("SME-FRS") issued by the Hong Kong Institute of Certified Public Accountants. The Company qualifies under the Hong Kong Companies Ordinance to prepare and present its financial statements in accordance with section 141D of that Ordinance. All of the Company's shareholder(s) has/have unanimously agreed in writing to apply section 141D with respect to the Company's financial statements for the period ended.

除顯示在董事局報告書及財務報表的首頁中公司結束營業外（其財務報表以可變現淨值基準而編制），一般財務報表是按權責發生制爲基準、根據歷史成本基礎及持續經營原則而編制。即使財務報表中之負債超過資產，股東們已書面確認對本公司作出財務上支持之承擔，以使本公司能持續經營。
Other than the Company's cessation of business shown on the cover page of the director(s)' report and financial statements in which the financial statements have been prepared under the net realisable value basis of accounting, the financial statements generally have been prepared under the accrual basis of accounting, the measurement base of historical cost convention and on the basis that the Company is a going concern. Even if the deficiency of net current assets or net assets, the shareholder(s) agree(s) by written undertaking to provide financial assistance as is necessary to maintain the Company as a going concern.

GLOBAL INTEGRATED MEDIA LIMITED
財務報表附註 NOTES TO THE FINANCIAL STATEMENTS

財政期間 Financial period: 由 From 2010/04/01 至 to 2011/03/31

列賬貨幣 Reporting currency: 港幣 Hong Kong Dollars

3. 主要會計政策概要 Summary of significant accounting policies

以下及記錄在指定的財務報表附註內是本公司的主要會計政策：
The following and included in the designated notes to the financial statements are the significant accounting policies that are necessary for a proper understanding of the Company's financial statements:

<u>僱員福利 Employee benefits</u>

僱員假期 Employee leave entitlements

- 已就僱員因截至財政期間末所提供服務享有之年假及長期服務假之估計負債作出撥備。本公司的所有僱員在財政期間末均已提取所有假期，並沒有剩餘假期留作下一個財政期間提取。僱員病假及產假於放假時始確認。
- A provision is made for the estimated liability for annual leave and long service leave as a result of services rendered by employees up to the end of the financial period. All employees of the Company annually utilise their leaves at the end of the financial period without carrying forward to next financial period. Employee entitlements to sick leave and maternity leave are not recognised until the time of leave.

退休金承擔 Retirement benefits schemes

- 本公司根據《強制性公積金計劃條例》為香港所有合資格僱員設立強制性公積金計劃(「強積金計劃」)。當已向強積金計劃作出供款後，即盡歸僱員所有。
- The Company operates a mandatory provident fund scheme (the "MPF Scheme") under the Hong Kong Mandatory Provident Fund Schemes Ordinance for all qualifying employees in Hong Kong. The Company's contributions to the MPF Scheme vest fully with employees when contributed into the MPF Scheme.

離職福利 Termination benefits

- 倘本公司明確就終止僱用作出承擔或因在一項實際上不可能退出之詳細正式計劃下僱員自願離職而提供利益及僅在上述情況下，則可確認離職福利。
- Termination benefits are recognised when the Company demonstrably commits itself to terminate employment or to provide benefits as a result of voluntary redundancy by having a detailed formal plan which is without realistic possibility of withdrawal.

<u>租賃合約 Leases</u>

融資租賃乃一租約將資產之絕大部份利益及風險轉移至租用方。融資租賃在租約開始時按項目之公允值及最低租賃付款之現值中較低者作資產化。每項租賃付款在負債及融資支出間作出分配以達致未償融資餘額反映固定息率。融資租賃付款之利息於收益表中確認。租賃資產按其估計使用年限或租賃期兩者中的較低者將資產成本攤銷。凡資產擁有的絕大部分風險及回報仍歸出租人的所有租賃，均歸類為經營租賃。根據經營租賃的付款在租期內以直線法在收益表中扣除。

Leases that transfer substantially all the rewards and risks of ownership of assets to the Company are accounted for as finance leases. At the inception of a finance lease, the cost of the leased asset is capitalised at the fair value of the leased asset or, if lower, at the present value of the minimum lease payments. Lease payments are apportioned between the finance charges and reduction of the lease liability so as to achieve a constant rate of interest on the remaining balance of the liability. Finance charges are charged to the income statement. Capitalised leased assets are depreciated over the shorter of the estimated useful life of the asset or the lease term. Leases where substantially all the risks and rewards of ownership of assets are not transferred to the lessee are accounted for as operating leases. Annual rents applicable to such operating leases are charged to the income statement on a straight-line basis over the lease term.

GLOBAL INTEGRATED MEDIA LIMITED
財務報表附註 NOTES TO THE FINANCIAL STATEMENTS

財政期間 **Financial period:** 由 From 2010/04/01 至 to 2011/03/31

列賬貨幣 **Reporting currency:** 港幣 Hong Kong Dollars

資產減值 Impairment of assets

除在財務報表的附註列明外，非流動資產在每財政期間末進行減值測試確定有跡象顯示減值或回撥過去減值。當資產之賬面值較可收回價值高，賬面值應減至可收回價值，此減值虧損在收益表中確認。過去減值虧損回撥只許於決定可收回價值的方法有改變時調整，但金額不能高於原賬面淨值（已減攤銷或折舊），即往年購入資產並沒有確認減值。

Other than specified in the notes to the financial statements, an assessment is made at the end of each financial period to determine whether there is any indication of impairment or reversal of previous impairment for non-current assets. In the event that an asset's carrying amount exceeds its recoverable amount, the carrying amount is reduced to the recoverable amount and an impairment loss is recognised in the income statement. A previously recognised impairment loss is reversed only if there has been a change in the estimates used to determine the recoverable amount, however not to an amount higher than the net carrying amount that would have been determined (net of amortisation or depreciation), had no impairment losses been recognised for the asset in prior periods.

貿易應收賬款及其他應收賬款 Trade and other receivables

貿易應收賬款及其他應收賬款乃按其每一筆賬款的可變現淨值確認。應收賬款之減值撥備於客觀證據顯示本公司將不能按應收賬款之原本條款收回所有金額（包括本公司持有多於一個財政期間的應收賬款）時提備。撥備金額於收益表中確認。對於關連方的往來借款，本公司的股東已決議通過及保證在關連方無能力還款時承擔所有的債項。

Trade and other receivables are stated at estimated realisable value after each debt has been considered individually. Where the objective evidences reflect that the payment of a debt becomes doubtful (including a debt has been due more than one financial period), a provision is made and charged to the income statement. Regarding amount due from related party, the Company's shareholders have passed the resolution to guarantee that they would bear all liabilities for the failure of repayments by the related party.

借款費用 Borrowing costs

借款費用在發生當期確認為費用。本公司的董事及股東擔保本公司的一般銀行融資。

Borrowing costs are recognised as an expense in the period in which they are incurred. The Company's general banking facilities are guaranteed by the Company's director(s) and shareholder(s).

外幣換算 Foreign exchange

外幣換算以交易日的匯率進行折算。於每個資產負債表內的外幣計算的貨幣性資產及負債會再按財政期間末的匯率進行折算。匯兌差額記入當期收益表內。

Foreign currency transactions are converted at the exchange rate applicable at the transaction date. Foreign currency monetary items are translated by using exchange rates applicable at the end of the financial period. Gains or losses on foreign exchange are recognised in the income statement.

4. 比較數字 Comparative figures

除首財政期間的財務報表外（沒有數值呈列於「上期間」內），若干比較數字（包括以下重要的資料）已重新分類或分配，以符合本期間的呈列方式。

Other than the first financial period's financial statements in which no values are shown in "Last Period", certain comparative figures, with significant information stated below, have been re-classified or re-stated to conform with the current period's presentation.

重新分類的類別、金額及原因：

Nature, amount and reason of reclassification:

GLOBAL INTEGRATED MEDIA LIMITED
財務報表附註 NOTES TO THE FINANCIAL STATEMENTS

財政期間 **Financial period:** 由 **From** **2010/04/01** 至 **to** **2011/03/31**

列賬貨幣 **Reporting currency:** 港幣 **Hong Kong Dollars**

5. 重大關連人士交易 Significant related party transactions

主要會計政策 Significant accounting policies

在編制此等財務報表時，如符合下列其中一項，將視爲本公司之關連方：
該方（包括本公司集團成員、本公司之聯營公司、本公司爲其合營方之合營企業或共同與第三方成立之合營企業、在本公司有重要投票權的主要管理人員（只爲本公司董事）之一、該等人士的直系親屬、及爲受該等人士控制、共同控制或對其有重大影響力的實體）有能力直接或間接透過一個或多個中介人控制本公司或與本公司受到同一控制或在作出財務及營運決策方面對本公司行使重大影響力，或對本公司擁有共同控制權；或該方爲本公司僱員或屬本公司關連人士的任何實體的利益而設立的終止僱傭後福利計劃。對於個人的直系親屬指於與該實體交易時預期可影響該個人、或受該個人影響的家庭成員。
For the purposes of these financial statements, a party is considered as related to the Company if: the party, including a group member of the Company, an associate of the Company, a joint venture in which the Company is a venturer or which is common joint venturer of a third party, a member of key management personnel with significant voting power (to be the Company's director(s) only) of the Company, a close family member of such an individual, and an entity under the control, joint control or significant influence of such individuals, has the ability, directly or indirectly through one or more intermediaries, to control the Company or subject to common control with the Company or to exercise significant influence over the Company in making financial and operating policy decisions, or has joint control over the Company; or the party is a post-employment benefit plan which is for the benefit of employees of the Company or of any entity that is a related party of the Company. Where close family members of an individual are those family members who may be expected to influence, or be influenced by, that individual in their dealings with the entity.

除在財務報表別處披露交易及結存外，董事認爲以下爲在日常業務中按一般商業條款與關連方進行之重大交易：
During the period, other than those have already been stated in other parts to these financial statements, the following material transactions with the related party(ies) was/were, in the opinion of the director(s), carried out in the ordinary course of business and on normal commercial terms:

關連方 Related party	交易性質 Nature of transaction	關係 Relationship	本期間 This period	上期間 Last period
ASIAN INTEGRATED MEDIA (PHILS.) LTD.	服務收入 Service income	關連董事 Connected director(s)	-	-

關連方 Related party	會計科目 Account name	關係 Relationship	在本期間末的借/(貸) Debit/ (Credit) balance in this period end date	在上期間末的借/(貸) Debit/ (Credit) balance in last period end date
-	-	-	-	-

GLOBAL INTEGRATED MEDIA LIMITED
財務報表附註 NOTES TO THE FINANCIAL STATEMENTS

財政期間 Financial period: 由 From 2010/04/01 至 to 2011/03/31

列賬貨幣 Reporting currency: 港幣 Hong Kong Dollars

6. 營業額及其他收入 Turnover and other revenue

主要會計政策 Significant accounting policies

收入之確認爲公司極有可能獲得經濟收益及能按以下基礎可靠計算：
- 所有服務收入（包括佣金收入、工程收入、諮詢費收入及運輸服務收入）是按服務提供給客人的發票日確認。
- 股息收入於股東收取股息權利被確定後確認。
- 利息收入是按時間比例及使用有效利息計算方法確認。
- 租金收入以租賃時間按時間比例確認。
- 售賣樓宇是以簽署轉售合約或由有關政府部門發出入伙紙日期，而確認爲收入。確認收入額前所收取的訂金及分期包括在資產負債表的預收銷售訂金及預收分期賬內。
- 貨品之銷售收益在貨品擁有權之風險及回報轉移至客人後確認。

Revenue is recognised when it is probable that the economic benefits will flow to the Company and when the revenue can be measured reliably, on the following bases:
- All service income, including commission income, construction income, consultancy fee income and transportation income, is recognised on the issue date of the invoice for the services rendered to the customer.
- Dividend income is recognised when the shareholder's right to receive payment is established.
- Interest income is recognised on a time proportion basis taking into account the principal outstanding and the interest applicable.
- Rental income is recognised on a time proportion basis over the lease term.
- Revenue arising from the sale of properties held for sale is recognised upon the signing of the assignment or the issue of an occupation permit by the relevant government authorities. Deposits and installments received on properties sold prior to the date of revenue recognition are included in the balance sheet under sale deposits and installments received in advance.
- Sale of goods is recognised when the risks and rewards of ownership have passed to the customer.

		本期間 This period	上期間 Last period
收入分析如下：	An analysis of turnover is as follows:		
服務收入	Service income	-	-

		本期間 This period	上期間 Last period
其他收入：	Other revenue:		
銀行利息收入	Bank interest income	0.46	60.76
兌換溢利	Exchange gain	3.02	105.79
		3.48	166.55

GLOBAL INTEGRATED MEDIA LIMITED
財務報表附註 NOTES TO THE FINANCIAL STATEMENTS

財政期間 Financial period: 由 **From** **2010/04/01** 至 **to** **2011/03/31**

列賬貨幣 Reporting currency: 港幣 **Hong Kong Dollars**

7. 稅前溢利/(虧損) Profit/(Loss) before taxation

		本期間 This period	上期間 Last period
已扣除下列各項：	After charging the following items:		
核數師酬金	Auditors' remuneration	6,600.00	9,600.00

8. 稅項 Taxation

主要會計政策 Significant accounting policies

所得稅爲當期所得稅費用。當期應交所得稅按當期應納稅所得稅額和所得稅率及稅法計算。在當期產生經調整稅務虧損、承前財政期間的足夠稅務虧損或並沒有於稅務管轄範圍內產生的應納稅收入，有關當期所得稅費用將不被撥備。遞延稅項並沒有計算。
Income tax expense represents current tax expense. The taxation payable represents the amounts expected to be paid to the taxation authority, using the tax rates and tax laws that have been enacted or substantively enacted by the financial period. Under the circumstances of adjusted tax loss incurred for the financial period, sufficient utilisation of tax loss brought forward from previous financial periods or no assessable income derived from the taxation jurisdiction, no provision for taxation expense is made in the financial statements. Deferred tax is not provided.

		本期間 This period	上期間 Last period
本期間的香港稅款	Hong Kong tax charge for the period	-	-
本期間的中國稅款	China tax charge for the period	-	-
往年(多)/少計	(Over)/Under-provision in previous periods	-	-
		-	-

9. 董事酬金 Director(s)' remuneration

根據香港公司條例要求披露之董事酬金之詳情如下：
Director(s)' remuneration disclosed pursuant to the requirement of Hong Kong Companies Ordinance is as follows:

		本期間 This period	上期間 Last period
袍金	Fees	-	-
其他酬金	Other emoluments	-	-
公積金供款	Provident fund contributions	-	-
福利	Benefit-in-kind	-	-
		-	-

GLOBAL INTEGRATED MEDIA LIMITED
財務報表附註 NOTES TO THE FINANCIAL STATEMENTS

財政期間 **Financial period:** 由 **From** **2010/04/01** 至 **to** **2011/03/31**

列賬貨幣 **Reporting currency:** 港幣 **Hong Kong Dollars**

10. 股息 Dividends

		本期間 This period	上期間 Last period
中期股息 Interim dividend			
已宣佈中期股息：	Interim dividend declared:		
普通股每股 Ordinary shares of each	-	-	-
期末股息 Final dividend			
已建議末期股息：	Final dividend proposed:		
普通股每股 Ordinary shares of each	-	-	-

在財政期間末建議的末期股息，並沒有於資產負債表內確認爲債項。
At the end of the financial period, the final dividend was proposed and has not been recognised as a liability at the balance sheet.

11. 往來賬 Current account(s)

應收/(付)關連方（本公司的董事擁有其關連方的控制權益）款項以以下資產爲抵押品、以下利率及在以下日期或之前清還。
The amount(s) due from/(to) the related party(ies), in which the Company's director(s) has/have controlling interests, is/are secured by the following asset(s), the following interest bearing and repayable on or before the following date.

抵押品 Security: -
年利率 Annum interest rate: -
還款日期 Repayment date: -

GLOBAL INTEGRATED MEDIA LIMITED
收益表 INCOME STATEMENT

財政期間 Financial period: 由 From 2010/04/01 至 to 2011/03/31

列賬貨幣 Reporting currency: 港幣 Hong Kong Dollars

隨附會計政策及附註乃財務報表的一部分，並應與財務報表一併閱讀。
The accompanying accounting polices and explanatory notes form an integral part of, and should be read in conjunction with, these financial statements.

		附註 Note	本期間 This period	上期間 Last period
營業額 - 服務	**Turnover - Services**	6	-	-
其他收入	Other revenue	6	3.48	166.55
			3.48	166.55
減：行政費用	Less: Administrative expenses		(17,686.59)	(27,956.61)
稅前溢利/(虧損)	**Profit/(Loss) before taxation**	7	(17,683.11)	(27,790.06)
減：稅項	Less: Taxation	8	-	-
期間溢利/(虧損)	**Profit/(Loss) for the period**		(17,683.11)	(27,790.06)

GLOBAL INTEGRATED MEDIA LIMITED
資產負債表 BALANCE SHEET

財政期間 **Financial period:** 由 From 2010/04/01 至 to 2011/03/31

列賬貨幣 **Reporting currency:** 港幣 Hong Kong Dollars

隨附會計政策及附註乃財務報表的一部分，並應與財務報表一併閱讀。
The accompanying accounting polices and explanatory notes form an integral part of, and should be read in conjunction with, these financial statements.

		附註 Note	本期間末 This period end date	上期間末 Last period end date
流動資產	**CURRENT ASSETS**			
現金及銀行結存	Cash and bank balances		5,824.06	231,435.60
			5,824.06	231,435.60
減：流動負債	**LESS: CURRENT LIABILITIES**			
應付關連公司款項	Amount(s) due to related company(ies)	11	(9,542.15)	(232,125.58)
應付董事款項	Amount(s) due to director(s)	11	(31,447.40)	(28,997.40)
應付費用	Accrued expense(s)		(33,105.00)	(20,900.00)
			(74,094.55)	(282,022.98)
流動資產/(負債)淨值	**NET CURRENT ASSETS /(LIABILITIES)**		(68,270.49)	(50,587.38)
資產/(負債)淨值	**NET ASSETS/(LIABILITIES)**		(68,270.49)	(50,587.38)
資本及儲備	**EQUITY AND RESERVES**			
股本	Share capital		2.00	2.00
建議股息	Proposed dividends		-	-
滾存溢利/(累積虧損)	Retained profits /(Accumulated losses)		(68,272.49)	(50,589.38)
權益/(虧損)總額	**TOTAL EQUITY/(DEFICIT)**		(68,270.49)	(50,587.38)

本期間之財務報表已由董事局於獨立核數師報告日同時批准，並由下列董事代表董事局簽署。
The financial statements thereon were approved by the Board of Director(s) on the same date of the auditors' report and are signed by the following director(s) representing the Board of Director(s).

Global Integrated Media Ltd

董事 Director

適用於現存的第二位董事
Applicable for Second Existing Director

GLOBAL INTEGRATED MEDIA LIMITED

權益變動表 STATEMENT OF CHANGES IN EQUITY

財政期間 **Financial period:** 由 **From** **2010/04/01** 至 **to** **2011/03/31**

列賬貨幣 **Reporting currency:** 港幣 **Hong Kong Dollars**

隨附會計政策及附註乃財務報表的一部分，並應與財務報表一併閱讀。
The accompanying accounting polices and explanatory notes form an integral part of, and should be read in conjunction with, these financial statements.

		股本 Share capital	建議股息 Proposed dividends	滾存溢利/(累積虧損) Retained profits/ (Accumulated losses)	總額 Total
截至上期間初	**At last period beginning date**	2.00	-	(22,799.32)	(22,797.32)
已發行股本	Issued share capital	-	-	-	-
期間溢利/(虧損)	Profit/(Loss) for the period	-	-	(27,790.06)	(27,790.06)
股息	Dividends	-	-	-	-
截至上期間末及截至本期間初	**At last period end date and this period beginning date**	2.00	-	(50,589.38)	(50,587.38)
已發行股本	Issued share capital	-	-	-	-
期間溢利/(虧損)	Profit/(Loss) for the period	-	-	(17,683.11)	(17,683.11)
股息	Dividends	-	-	-	-
截至本期間末	**At this period end date**	2.00	-	(68,272.49)	(68,270.49)

本公司之股本狀況 Details of the Company's share capital

		每股面值 Par value	法定股本 Authorised share(s)		已發行及繳足股本 Issued and fully paid share(s)	
		金額 Amount	股份數量 Number of share(s)	金額 Amount	股份數量 Number of share(s)	金額 Amount
原貨幣	**Original currency**	(港幣 HK$)				
截至上期間初	**At last period beginning date**	1.00	10,000	10,000.00	2	2.00
增設/新發行	Creation/New issue	-	-	-	-	-
截至上期間末及截至本期間初	**At last period end date and this period beginning date**	1.00	10,000	10,000.00	2	2.00
增設/新發行	Creation/New issue	-	-	-	-	-
截至本期間末	**At this period end date**	1.00	10,000	10,000.00	2	2.00

所有增設的法定普通股本及新發行的普通股本在各方面均享有同等權益。
All creation(s) of authorised ordinary share(s) and new issue(s) of ordinary share(s) are ranking pari passu with existing share(s).

（只作管理用 For management purpose only）

GLOBAL INTEGRATED MEDIA LIMITED
詳細收益表 DETAILED INCOME STATEMENT

財政期間 Financial period: 由 From 2010/04/01 至 to 2011/03/31

列賬貨幣 Reporting currency: 港幣 Hong Kong Dollars

		本期間 This period
營業額 - 服務	**Turnover - Services**	
服務收入	Service income	-
		-
其他收入	**Other revenue**	
銀行利息收入	Bank interest income	0.46
兌換溢利	Exchange gain	3.02
		3.48
		3.48
減：行政費用	**Less: Administrative expenses**	
會計費用	Accountancy fee	(5,500.00)
核數師酬金	Auditors' remuneration	(6,600.00)
銀行費用	Bank charges	(3,031.59)
商業登記費用	Business registration fee	(2,450.00)
公司秘書費用	Company secretarial fee	(105.00)
		(17,686.59)
稅前溢利/(虧損)	**Profit/(Loss) before taxation**	(17,683.11)

GLOBAL INTEGRATED MEDIA LIMITED
BALANCE SHEET
DECEMBER 31, 2011
(UNAUDITED - PREPARED BY MANAGEMENT)
(HONG KONG DOLLARS)

ASSETS

CURRENT
Cash		$86,180

LIABILITIES

CURRENT
Accounts payable and accrued expenses		$33,105
Due to director		31,447
Due to affiliated company		91,609
		156,161

SHAREHOLDER EQUITY AND DEFICIENCY

Share Capital
HK$1 par value, 10,000 authorized
issued and outstanding - 2 shares		2
Deficit
Beginning of Period	$(68,273)
Loss for the Period	(1,710)	(69,983)
		(69,981)

TOTAL LIABILITIES AND SHAREHOLDER DEFICIENCY		$86,180

See accompanying notes to financial statements.

GLOBAL INTEGRATED MEDIA LIMITED
STATEMENT OF OPERATIONS
FOR THE EIGHT MONTHS ENDED DECEMBER 31, 2011
(UNAUDITED - PREPARED BY MANAGEMENT)
(HONG KONG DOLLARS)

REVENUE	$-

EXPENSES

Bank service charges	1,710

NET LOSS FOR THE PERIOD	$(1,710)

See accompanying notes to financial statements.

GLOBAL INTEGRATED MEDIA LIMITED
STATEMENT OF CASH FLOWS
FOR THE EIGHT MONTHS ENDED DECEMBER 31, 2011
(UNAUDITED - PREPARED BY MANAGEMENT)
(HONG KONG DOLLARS)

CASH USED IN OPERATING ACTIVITIES

Net loss for the period	$(1,710)

NET CASH USED IN OPERATING ACTIVITIES	(1,710)

CASH FLOW FROM FINANCING ACTIVITIES

Proceeds from affiliated company	82,066

NET CASH PROVIDED BY FINANCING ACTIVITIES	82,066

INCREASE IN CASH DURING THE PERIOD	80,356

CASH AT BEGINNING OF THE PERIOD	5,824

CASH AT END OF THE PERIOD	$86,180

See accompanying notes to financial statements.

GLOBAL INTEGRATED MEDIA LIMITED
Notes to Interim Consolidated Financial Statements as at December 31, 2011

Note 1.  Description of Business and Summary of Significant Accounting Policies

Organization

Global Integrated Media Limited (the “Company”) provides international contract payment and bank depository services to affiliated companies.

Interim Period Financial Statements

The accompanying unaudited interim consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) for interim financial information and with the Securities and Exchange Commission’s instructions.  Accordingly, they do not include all the information and footnotes required by GAAP for complete financial statements.  The results of operations reflect interim adjustments, all of which are of a normal recurring nature and, in the opinion of management, are necessary for a fair presentation of the results for such interim period.  The results reported in these interim consolidated financial statements should not be regarded as necessarily indicative of results that may be expected for the entire year.  Certain information and note disclosure normally included in financial statements prepared in accordance with GAAP have been condensed or omitted pursuant to the Securities and Exchange Commission’s rules and regulations.  These unaudited interim consolidated financial statements should be read in conjunction with the audited financial statements included in the Company’s Directors’ Report and Financial Statements for the year ended March 31, 2011.

Going Concern

The Company’s consolidated financial statements have been prepared in conformity GAAP applicable to a going concern that contemplates the realization of assets and liquidation of liabilities in the normal course of business.  The operations of the Company depend upon the financial support of its directors and affiliated companies.  However, the Company cannot assure that additional funds will be available to the Company when required or on terms acceptable to the Company, if at all.  These conditions raise substantial doubt about the Company’s ability to continue as a going concern.  Such limitations could have a material adverse effect on the Company’s business, financial condition, or operations, and these consolidated financial statements do not include any adjustment that could result.  Failure to obtain sufficient additional funding would necessitate the Company to reduce or limit its operating activities or even discontinue operations.

Cash

Cash consists of checking accounts held at financial institutions in Hong Kong.

Use of Estimates

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the fiscal year.  The Company makes estimates for, among other items, useful lives for depreciation and amortization, determination of future cash flows associated with impairment testing for long-lived assets, determination of the fair value of stock options and warrants, determining fair values of assets acquired and liabilities assumed in business combinations, valuation allowance for deferred tax assets, allowances for doubtful accounts, and potential income tax assessments and other contingencies.  The Company bases its estimates on historical experience, current conditions, and other assumptions that it believes to be reasonable under the circumstances.  Actual results could differ from those estimates and assumptions.

Financial Instruments

The Company has the following financial instruments: cash, accounts payable and accrued expenses, due to director and due to affiliated company.  The carrying value of these financial instruments approximates their fair value due to their liquidity or their short-term nature.

Note 2.  Related-Party Transactions

During the eight months ended December 31, 2011, the Company made payments of HK$147,828 on behalf of an affiliated company and received deposits of HK$297,205.  The unpaid balance of HK$91,609 is included in due to affiliated company.

Note 3.  Share Capital

Common Stock

The Company is authorized to issue 10,000 shares of stock, par value of HK$1.00 each.

There were two shares issued and outstanding as of December 31, 2011.

Subsequent to December 31, 2011, the Company issued an additional 9,998 shares of stock at par value.

ASIAN INTEGRATED MEDIA (PHILS.) LTD.
4th Floor Aguirre Building, Arnaiz Ave. Makati City

Philippines

AUDITED FINANCIAL STATEMENTS

For the period covered January 1, 2010 to December 31, 2010

AND

AUDITOR’S REPORT

OBERLEE J. SUBIDA
Certified Public Accountant

Office: 3215 Limay St., Bo. Obrero,	Tel. Nos. (0917) 805-7147
Tondo, Manila	496-8359

REPORT OF INDEPENDENT AUDITOR
TO ACCOMPANY INCOME TAX RETURN

The Board Of Directors
ASIAN INTEGRATED MEDIA (PHILS.) LTD.

I have audited the financial statements of ASIAN INTEGRATED MEDIA (PHILS.) LTD. as of December 31, 2010, on which I have rendered the attached report.

In compliance with Revenue Regulation V-20, I am stating the following:

1.	The taxes paid and accrued by the corporation for the year ended December 31, 2010 are shown in the Financial Statements for the year then ended.

2.	I am not related by consanguinity or affinity to any of the principal officers or trustees of the corporation.

Very truly yours,

/s/ Oberlee J. Subida

OBERLEE J. SUBIDA
Certified Public Accountant
CPA Cert. No. 086415
BOA Registration No. 1177
PTR No6826797 dated
March 17, 2011 Pasig City
BIR Accreditation No. AN:07-002622-1-2009
Dated February 17, 2009

March 20, 2011
[Endorsement Guarantee Apr 06 2011 by Teller 1]

OBERLEE J. SUBIDA
Certified Public Accountant

Office: 3215 Limay St., Bo. Obrero,	Tel. Nos. (0917) 805-7147
Tondo, Manila	502-77-43

The Board of Directors
ASIAN INTEGRATED MEDIA (PHILS.) LTD.
Makati City

REPORT OF INDEPENDENT AUDITOR

Report on the Financial Statements

I have audited the accompanying Comparative Financial Statements of ASIAN INTEGRATED MEDIA (PHILS.) LTD. which comprise the balance sheet as of December 31, 2010 and 2009 and the Income Statement, Statement of Changes in Equity and Cash Flow Statement for the year then ended, and notes to financial statements consisting of summary of significant accounting policies and other explanatory notes.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with Philippine Financial Reporting Standards.  This responsibility includes designing, implementing and maintaining internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error, selecting and applying appropriate accounting policies, and making accounting estimates that are reasonable in the circumstances.

Auditors’ Responsibility

My responsibility is to express an opinion on this financial statement based on our audits.  I conducted my audits in accordance with the Philippine Standards on Auditing.  Those standards require that I comply with ethical requirements and plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements.  The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error.  In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control.  An audit also includes assessing the appropriateness of accounting policies used and reasonableness of accounting estimates made by management as well as evaluating the overall presentation of the financial statements.

I believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ASIAN INTEGRATED MEDIA (PHILS.) LTD. as at December 31, 2010 and 2009; and the results of its operations and cash flows for the year then ended in accordance with the Philippine Financial Reporting Standards.

/s/ Oberlee J. Subida

OBERLEE J. SUBIDA
Certified Public Accountant
CPA Cert. No. 086415
BOA Registration No. 1177
PTR No6826797 dated
March 17, 2011 Pasig City
BIR Accreditation No. AN:07-002622-1-2009
Dated February 17, 2009

March 20, 2011
[Endorsement Guarantee Apr 06 2011 by Teller 1]

ASIAN INTEGRATED MEDIA (PHILS.) LTD.

STATEMENT OF MANAGEMENT’S RESPONSIBILITY
FOR FINANCIAL STATEMENTS

The management of ASIAN INTEGRATED MEDIA ( PHILS.) LTD. is responsible for all information and representations contained in the financial statements as of December 31, 2010.  The financial statements have been prepared in accordance with the Philippine Financial Reporting Standard and reflect amounts that are based on the best estimates and informal judgment of management with an appropriated consideration to materiality.

In this regard, management maintains a system of accounting and reporting which provides for the necessary internal controls to ensure that transactions are properly authorized and recorded, assets are safeguarded against unauthorized use or disposition and liabilities are recognized.

The board of directors reviews the financial statements before such are approved and submitted to the stockholders of the company.

Oberlee J. Subida, the independent auditor appointed by the board of directors, has examined the financial statements of the company in accordance with Philippine Standards on Auditing and has expressed his opinion on the fairness of presentation upon completion of such examination, in the attached report.

/s/ Clarita Jeffery
CLARITA JEFFERY
Resident Agent / President

/s/ Abigiel Doroga
ABIGIEL DOROGA
Corporate Secretary

/s/ Maricel Omanito
MARICEL OMANITO
Corporate Treasurer

[Endorsement Guarantee Apr 06 2011 by Teller 1]

ASIAN INTEGRATED MEDIA (PHILS.) LTD.
BALANCE SHEET
December 31, 2010	Notes	2010	2009

ASSETS
Current Assets
Cash and cash equivalent	2, 4	8,698,066.52	7,329,252.96
Trade and other receivables	2, 5	74,500.00	70,000.00
Other current assets	2, 6	0.00	0.00
		8,772,566.52	7,399,252.96

Non-Current Assets
Property and equipment	2, 7	162,920.36	217,227.14
		162,920.36	217,227.14

TOTAL ASSETS		8,935,486.88	7,616,480.10

LIABILITIES AND EQUITY

Current Liabilities
Trade and other payables	2, 9, 15	8,935,486.88	7,616,480.10

Shareholder’s Equity
Paid-up Capital	2, 16	0.00	0.00
Net Income from Operations	2, 16	0.00	0.00
Add: Additional Capital		0.00	0.00
Less: Prior Period Adjustments		0.00	0.00
Total Equity		0.00	0.00

TOTAL LIABILITIES AND EQUITY		8,935,486.88	7,616,480.10

SEE NOTES TO FINANCIAL STATEMENTS

[Endorsement Guarantee Apr 06 2011 by Teller 1]

ASIAN INTEGRATED MEDIA (PHILS.) LTD.
STATEMENT OF INCOME AND EXPENSES
For the years ended December 31, 2010	Notes	2010	2009

REVENUES	2, 10	802,000.00	817,000.00

COST OF SALES	2, 11, 12,13	726,000.00	691,000.00

GROSS PROFIT		76,000.00	126,000.00

SALES AND ADMINISTRATIVE EXPENSES	2, 14	1,382,181.78	106,750.00

INCOME (LOSS) BEFORE TAX		-1,306,181.78	19,250.00

INCOME TAX	2, 15	1,520.00	5,775.00

NET INCOME (LOSS)		-1,307,701.78	13,475.00

SEE NOTES TO FINANCIAL STATEMENTS

[Endorsement Guarantee Apr 06 2011 by Teller 1]

ASIAN INTEGRATED MEDIA (PHILS.) LTD.
STATEMENT OF COST OF SALES
For the years ended December 31, 2010	Notes	2010	2009

BEGINNING BALANCE JANUARY 1, 2009:	2, 11	0.00	0.00

PURCHASES	2, 12	726,000.00	691,000.00

FREIGHT-IN	2, 13	0.00	0.00

TOTAL GOODS AVAILABLE FOR SALE		726,000.00	691,000.00

LESS: IMPAIRMENT LOSS
LESS: ENDING INVENTORY DEC. 31, 2009	6	0.00	0.00

COST OF SALES		726,000.00	691,000.00

SEE NOTES TO FINANCIAL STATEMENTS

ASIAN INTEGRATED MEDIA (PHILS.) LTD.
STATEMENT OF CASH FLOWS
For the years ended December 31, 2010	Notes	2010	2009

CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)		-1,307,701.78	13,475.00
Depreciation	2, 7	54,306.78	54,306.78
Dividend		0.00	0.00
		-1,253,395.00	67,781.78

Decrease (Increase) In Current Assets
Trade and other receivables	2, 5	-4,500.00	0.00
Other current assets	2,6	0.00	0.00
		-4,500.00	0.00

Increase (Decrease) In Current Liabilities
Trade and other payable	2, 9, 15	2,626,708.56	-505,566.33

NET CASH PROVIDED BY OPERATIONS		1,368,813.56	-437,784.55

CASH FLOWS FROM INVESTING ACTIVITIES
Property and equipment	2, 7	0.00	0.00

CASH FLOWS FROM FINANCING ACTIVITIES
	2, 9	0.00	0.00

NET INCREASE IN CASH		1,368,813.56	-437,784.55

CASH - Beginning	2, 4	7,329,252.96	7,767,037.51

CASH - Ending	2, 4	8,698,066.52	7,329,252.96

SEE NOTES TO FINANCIAL STATEMENTS

ASIAN INTEGRATED MEDIA (PHILS.) LTD.
STATEMENTS OF CHANGES IN CAPITAL
For the years ended December 31, 2010	Notes	2010	2009

CAPITAL STOCK	2, 16

Balance - January 1		0.00	0.00

Additional		0.00	0.00

Balance - December 31		0.00	0.00

NET INCOME	2, 16

Balance - January 1, 2010		0.00	0.00

Net income for the year 2010		0.00	0.00

Balance - December 31		0.00	0.00

TOTAL CAPITAL		0.00	0.00

SEE NOTES TO FINANCIAL STATEMENTS

ASIAN INTEGRATED MEDIA (PHILS.) LTD.
Taxes and Licenses
December 31, 2010

1	Barangay Clearance	250.00
2	COMMUNITY Tax Certificate	132.50
3	Mayor’s Permit	15,156.00
	TOTAL	15,538.50

ASIAN INTEGRATED MEDIA (PHILS.) LTD.
NOTES TO FINANCIAL STATEMENTS
December 31, 2010

1             COMPANY’S INFORMATION

On December 13, 2007 the company, which is a foreign corporation registered and obtained with SEC a license to transact business in the Philippines.  The purpose of the corporation is to pursue in the transaction of its business in the Philippines as marketing representation and promotion.  The foreign corporation is organized under the laws of Hong Kong on May 23, 2003 with principal office located at Rm. 2308709 23F Two Chinachem Exc. Square 338 Kings Rd. North Point, Hong Kong.
The company SEC registration number is FS00717229.
The company is also registered with the Bureau of Internal Revenue under Tax Identification 257-591-456-000.

The company’s principal place of business in the Philippines is located at 4/F Aguirre Bldg. 812 Arnaiz Ave. Makati City.

The company’s financial statements were reviewed and authorized for issue by company’s resident agent, Mrs. Claire Jeffery on March 20, 2011.

2             SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The significant accounting policies that have been used in the preparation of these financial statements are summarized below.  The policies have been consistently applied to all years presented, unless otherwise stated.

2.1         Basis of Preparation

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles in the Philippines as set forth in the Philippine Financial Reporting Standards (PFRS) and under the historical cost convention method.

2.2         The New Accounting Standards

The Philippine Accounting Standards Council (ASC) approved the issuance of new accounting standards which are based on new and revised International Accounting Standards (lAS).  The ASC has renounced the standards that it issues to correspond better with the issuance of International Accounting Standards Board (IASB).  The new standards, now name Philippine Accounting Standards (PAS) are effective for the periods beginning on or after January 01, 2005 and the company adopted the following PAS that became effective and which are relevant to the company as follows:

PAS 1              Presentation of Financial Statements
PAS 7              Cash Flow Statement
PAS 8              Accounting Policies, Changes in Accounting Estimates and Errors
PAS 12            Income Taxes

PAS 16            Property, Plant and Equipment
PAS 18            Revenue
PAS 33            Earnings Per Share
PAS 36            Impairment of Assets
PAS 40            Investment Property

2.3         Revenue and Cost Recognition

Revenue is recognized to the extent that it is probable that economic benefits will flow to the company and the revenue can be reliably measured.  The following specific recognition criteria must also be met before revenue is recognized:

a)           Sales - Revenue is recognized when ownership of goods had been transferred from the seller to the buyer.

b)           Interest - Revenue is recognized as the interest accrues (taking into account the effectivity yield on the assets).

Cost and expenses are recognized in the income statement upon utilization of the service or at the date they are incurred.

2.4         Financial Assets

Financial assets include cash and cash equivalent and receivables.  These are re-evaluated at every reporting date at which date a choice of classification or accounting treatment is available, subject to compliance with specific provisions of applicable accounting standards.

Cash and cash equivalents are defined as cash on hand, demand deposits and short-term, highly liquid investment readily convertible to known amounts of cash.

Receivables are financial assets with fixed or determinable payments.  These arise when the company provides money, goods or service directly to a debtor-customer with no intention of trading the receivables.  These are included in current assets, except for those maturing greater than 12 months after the balance sheet date which are classified as non-current assets.

Receivables are stated in the amount expected to be realized.  No allowances for doubtful accounts are provided to take care of the possible losses, which may be incurred in the collection of all receivables.  The receivables are reviewed and all can be collected.

2.5         Property and Equipment

These are tangible items that are held for use to supply goods or services or for administrative purposes which are expected to be used for more than one accounting period.

The company’s property and equipment are stated at cost less accumulated depreciation and amortization and any impairment in value.

The cost of an asset comprises its acquisition cost and directly attributable costs of bringing the asset to working condition for its intended use.

Depreciation and amortization are computed on the straight-line basis over the estimated useful lives of the assets as follows:

Number of Years

Office equipment	5
Office furniture	5

Depreciating an item begins when property, plant and equipment is available for use and to continue depreciating an item until it is derecognized, even if in the period the item is idle.

The depreciation methods and useful lives are reviewed periodically to ensure that the method and periods of depreciation are consistent with the expected pattern of the economic benefits from items of property and equipment.

Minor repairs and maintenance are charged to expense as incurred while major additions and betterments are capitalized to property account.

The carrying amount of a part of an item of property, plant, and equipment is derecognized if that part has been replaced and included in the cost of the replacement in the carrying amount of the item.

An item of property and equipment is derecognized upon disposal or when no future economic benefits are expected to arise from the continued use of the asset.  Any gain or loss arising on derecognition of the asset (calculated as the difference between the net disposal proceeds and the carrying amount of the item) is included in the income statement in the year the item is derecognized.

An asset’s carrying amount is written down immediately to its recoverable amount if the asset’s carrying amount is greater than its estimated recoverable amount.

2.6         Investment Property

Investment property, which consists of parcel of land, is held for long-term capital appreciation.  Any gain or loss resulting from the sale of the investment property is immediately recognized in the income statement.

2.7         Financial Liabilities

Financial liabilities, which are presented as Trade and Other Payable in the balance sheet are recognized when the company becomes a party to the contractual agreements of the instrument.

Trade and Other Payables are recognized initially at their nominal value and subsequently measured at amortized cost less settlement payments.

Financial liabilities that are due and payable within the 12 months period from the balance sheet date are classified under current liabilities while those which are due and payable beyond 12 months from balance sheet date are treated as non-current liabilities.

Financial liabilities are derecognized from the balance sheet only when the obligations are extinguished either through discharge, cancellation or expiration.

2.9         Income Taxes

Current tax assets or liabilities comprise those claims from, or obligations to, fiscal authorities relating to the current or prior reporting period, that are uncollected or unpaid at the balance sheet date.  They are calculated based on the taxable profit for the year in accordance with the tax rates and tax laws applicable to the fiscal periods to which they relate.

Under the present income tax laws, corporation is subject to the income tax which is applied to the net taxable income or the minimum corporate income tax which is applied to the gross profit whichever is higher.

2.10       Impairment of Assets

An assessment is made at the end of each balance sheet date on whether there is any indication of impairment of an asset, or whether there is any indication that an impairment loss previously recognized as an asset in prior years may no longer exist or may have decreased.  If any such indication exists, the assets recoverable amount is calculated at the higher of the assets value in use or net selling price.

An impairment loss is recognized for the amount by which the carrying amount of the asset exceeds its recoverable amount, which is the higher of an asset’s net selling price and value in use.  An impairment loss is charged to operations in the period in which it arises.

This year, the company incurred impairment of its merchandise due to rust and obsolescence, thus it renders such goods to be of less value.  The said goods were being held as stocks way back 10 years ago.

3             SIGNIFICANT ACCOUNTING ESTIMATES

The estimates and assumptions used in the financial statements are based upon management’s evaluation of relevant facts and circumstances of the company’s financial statements.  Actual results could differ from those estimates.  The following are the relevant estimates performed by management on its December 31, 2010 and 2009 financial statements:

3.1         Useful Lives of Property and Equipment

The company estimates the useful lives of property and equipment based on the period over which the assets are expected to be available for use.  The estimated useful lives of property and equipment are reviewed periodically and are updated if expectations differ from previous estimates due to physical wear and tear, technical or commercial obsolescence and legal or other limits on the use of the assets.  In addition, estimation of the useful lives of property and equipment is based on collective assessment of industry practice, internal technical evaluation and experience with similar assets.  It is possible however, that future results of operations could be materially affected by changes in estimates brought about by change in factors mentioned above.  A reduction in the estimated useful lives of the property and equipment would increase recorded operating expenses and decrease non-current assets.

3.2         Allowance for Impairment of Trade Receivables and Other Current Assets

Allowance is made for specific and groups of accounts, where objective evidence of impairment exists.  The company evaluates these accounts based on available facts and circumstances, including, but not limited to, the length of the company’s relationship with the customers, the customers’ current credit status based on third party information, average age of accounts, collection experience and historical loss experience.

4             CASH AND CASH EQUIVALENTS

Cash and cash equivalents include the following as of December 31:
	2010	2009
Petty cash fund	0.00	0.00
Cash on hand and in bank	8,698,066.52	7,329,252.96
	8,698,066.52	7,329,252.96

5             TRADE AND OTHER RECEIVABLES

This includes the following as of December 31:
	2010	2009
Advances to employees	70,000.60	70,000.00
Advances from others	0.00	0.00
Accounts receivable	4,500.00	0.00
	74,500.00	70,000.00

6             OTHER CURRENT ASSETS

Other current assets include the following as of December 31:
	2010	2009
Scrap Materials	0.00	0.00
Accessories	0.00	0.00
Automobile Spareparts	0.00	0.00
Input tax	0.00	0.00
Deferred income tax	0.00	0.00
	0.00	0.00

7             PROPERTY AND EQUIPMENT

Breakdown of this account as of December 31 are shown below:
	2010	2009
Transportation equipment	0.00	0.00
Office equipment	216,623.21	216,623.21
Office furniture	54,910.71	54,910.71
Land	0.00	0.00
Total Depreciable Assets	271,533.92	271,533.92
Accumulated depreciation	-108,613.56	-54,306.78
	162,920.36	217,227.14

8             TRADE AND OTHER PAYABLES

Details of this account are shown below:
	2010	2009
Output vat payable	0.00	690.00
SSS, Philhealth, Pagibig and ECC payable	0.00	0.00
Accounts payable	6,656,943.56	6,656,943.56
Withholding tax payable - COMPENSATION	0.00	0.00
Income tax payable	1,520.00	3,000.00
Income after tax, Due to Head Office – Hong Kong	1,550,477.77	229,300.99
Due from officer	726,545.55	726,545.55
Loans Payable	0.00	0.00
	8,935,486.88	7,616,480.10

9             REVENUES

Revenues are composed of the following:
	2010	2009
Sales - LOCAL	802,000.00	817,000.00
	802,000.00	817,000.00

10           BEGINNING INVENTORY - JAN. 1

Breakdown of beginning inventory is as follows:
	2010	2009
Purchases-LOCAL	0.00	0.00
Purchases -Foreign	0.00	0.00
Total	0.00	0.00

11           PURCHASES

Breakdown of Purchases is as follows:
	2010	2009
Purchases-LOCAL	726,000.00	691,000.00
Purchases -Foreign	0.00	0.00
Total	726,000.00	691,000.00

12           FREIGHT-IN

Breakdown of Freight-in is as follows:
	2010	2009
Trucking	0.00	0.00
Arrastre/wharfage	0.00	0.00
Demurrage	0.00	0.00
Freight F.O.B.	0.00	0.00
Brokerage Fee	0.00	0.00
Storage	0.00	0.00
Handling	0.00	0.00
Customs Duties	0.00	0.00
	0.00	0.00

13           SALES AND ADMINISTRATIVE EXPENSES

Details of Sales and Administrative Expenses are shown below:
	2010	2009
Salaries and wages	1,254,750.00	52,443.22
Employees benefits	0.00	0.00
Shipping and handling expenses	0.00	0.00
Postage, telephone and fax	0.00	0.00
Repairs and Maintenance	0.00	0.00
Depreciation	54,306.78	54,306.78
Taxes and licenses	15,538.60	0.00
Exhibits and promotions	0.00	0.00
SSS, Philheatth and Pagibig expenses	57,586.40	0.00
Representation and Entertainment	0.00	0.00
Research and development	0.00	0.00
Christmas and anniversary expenses	0.00	0.00
Insurance	0.00	0.00
Transportation expenses	0.00	0.00
Rental	0.00	0.00
Gasoline Oil and Fuel	0.00	0.00
Miscellaneous fee	0.00	0.00
Office supplies	0.00	0.00
Security services	0.00	0.00
Commission	0.00	0.00
	1,382,181.78	106,750.00

1      INCOME TAX AND INCOME TAX PAYABLE

The company is not yet subject to the Minimum Corporate Income Tax (MCIT) which is computed at 2% of gross income or the Regular Corporate Income Tax (RCIT) whichever is higher as defined in the national internal revenue code.

As provided by the tax regulation, net operating loss of the business can be carried (NOLCO) over to the next three consecutive taxable years immediately following the year of such loss.

1      RCIT (Regular Corporate Income Tax)

This was computed as follows:
	2010	2009
Taxable net income
Net income before tax	-1,306,181.78	19,250.00

RCIT at 30%	0.00	5,775.00

1      MCIT (Minimum Corporate Income Tax)

This was computed as follows:
	2010	2009
Gross profit	76,000.00	126,000.00

MCIT at 2%	1,520.00	0.00

1      Income Tax Due and Payable

This was computed as follows:
	2010	2009
RCIT	0.00	5,775.00
MCIT	1,520.00	0.00

Income tax due whichever is higher	1,520.00	5,775.00

Payments of income tax in the 1st, 2nd, 3rd
quarters of the year and payments if tax
return was amended		2,775.00
	1,520.00	3,000.00

2      EQUITY

2      Capital Stock

The details of Capital Stock are as follows:
	Shares
	2010	2009	2010	2009
Par value			0.00	0.00

Authorized	0		0.00	0.00
Subscribed
Balance at the beginning of the year	0		0.00	0.00
Additional subscription			0.00	0.00
Balance at the end of the year			0.00	0.00

Subscription receivable
Balance at the beginning of the year			0.00	0.00
Additional payments			0.00	0.00
Balance at the end of the year			0.00	0.00

Paid up capital			0.00	0.00

2      Retained Earnings

Compositions of Retained Earnings are as follows:
	2010	2009
Balance at the beginning of the year	0.00	0.00
Net income (loss) during the year	0.00	0.00
Dividend	0.00	0.00
	0.00	0.00

ASIAN INTEGRATED MEDIA (PHILS.) LTD.

Philippines

AUDITED FINANCIAL STATEMENTS

 For the period covered January 1, 2011 to December 31, 2011

AND

AUDITOR’S REPORT

OBERLEE J. SUBIDA
Certified Public Accountant

Office: 3215 Limay St., Bo. Obrero,	Tel. Nos. (0917) 805-7147
Tondo, Manila	502-77-43

SUPPLEMENTAL STATEMENT OF INDEPENDENT AUDITORS

The Board of Directors:

We have examined the financial statements of ASIAN INTEGRATED MEDIA (PHILS.) LTD. for the year ended December 31, 2011, on which we have rendered the attached report on March 30, 2012.

In compliance with SEC Rule 68, we are stating the Company has a total of two (2) stockholders owning 100 or more shares as of December 31, 2011, as also disclosed in the Notes to Financial Statements.

/s/ Oberlee J. Subida
OBERLEE J. SUBIDA
Certified Public Accountant
CPA Cert. No. 086415
BOA Registration No. 1177
PTR No. 7593667 dated
January 25, 2012 Pasig City
BIR Accreditation No. AN:07-000348-1-2012
Dated February 17, 2012

March 30, 2012
[Bureau of Internal Revenue April 16, 2012]

OBERLEE J. SUBIDA
Certified Public Accountant

Office: 3215 Limay St., Bo. Obrero,	Tel. Nos. (0917) 805-7147
Tondo, Manila	502-77-43

The Board of Directors
ASIAN INTEGRATED MEDIA (PHILS.) LTD.
Makati City

REPORT OF INDEPENDENT AUDITOR

Report on the Financial Statements

I have audited the accompanying Comparative Financial Statements of ASIAN INTEGRATED MEDIA (PHILS.) LTD. which comprise the balance sheet as of December 31, 2011 and 2010 and the Income Statement, Statement of Changes in Equity and Cash Flow Statement for the year then ended, and notes to financial statements consisting of summary of significant accounting policies and other explanatory notes.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with Philippine Financial Reporting Standards.  This responsibility includes; designing, implementing and maintaining internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error; selecting and applying appropriate accounting policies; and making accounting estimates that are reasonable in the circumstances.

Auditors’ Responsibility

My responsibility is to express an opinion on this financial statement based on our audits. I conducted my audits in accordance with the Philippine Standards on Auditing. Those standards require that I comply with ethical requirements and plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error.  In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control.  An audit also includes assessing the appropriateness of accounting policies used and reasonableness of accounting estimates made by management as well as evaluating the overall presentation of the financial statements.  I believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In my opinion, the financial statement referred to above present fairly, in all material respect, the financial position of ASIAN INTEGRATED MEDIA (PHILS.) LTD. as at December 31, 2011 and 2010; and the results of its operations and cash flows for the year then ended in accordance with the Philippine Financial Reporting Standards.

/s/ Oberlee J. Subida
OBERLEE J. SUBIDA
Certified Public Accountant
CPA Cert. No. 086415
BOA Registration No. 1177
PTR No. 7593667 dated
January 25, 2012 Pasig City
BIR Accreditation No. AN:07-000348-1-2012
Dated February 17, 2012

March 30, 2012
[Bureau of Internal Revenue April 16, 2012]

OBERLEE J. SUBIDA
Certified Public Accountant

Office: 3215 Limay St., Bo. Obrero,	Tel. Nos. (0917) 805-7147
Tondo, Manila	502-77-43

REPORT OF INDEPENDENT AUDITOR
TO ACCOMPANY INCOME TAX RETURN

The Board Of Directors
ASIAN INTEGRATED MEDIA (PHILS.) LTD.

I have audited the financial statements of ASIAN INTEGRATED MEDIA (PHILS.) LTD. as of December 31, 2011, on which I have rendered the attached report.

In compliance with Revenue Regulation V-20, I am stating the following:

1.	The taxes paid and accrued by the corporation for the year ended December 31, 2011 are shown in the Financial Statements for the year then ended.

2.	I am not related by consanguinity or affinity to any of the principal officers or trustees of the corporation.

Very truly yours,

/s/ Oberlee J. Subida
OBERLEE J. SUBIDA
Certified Public Accountant
CPA Cert. No. 086415
BOA Registration No. 1177
PTR No. 7593667 dated
January 25, 2012 Pasig City
BIR Accreditation No. AN:07-000348-1-2012
Dated February 17, 2012

March 30, 2012

[Bureau of Internal Revenue April 16, 2012]

ASIAN INTEGRATED MEDIA (PHILS.) LTD.
BALANCE SHEET
December 31, 2011	Notes	2011	2010

ASSETS
Current Assets
Cash and cash equivalent	2, 4	603,267.51	8,698,066.52
Trade and other receivables	2, 5	74,500.00	74,500.00
Other current assets	2, 6	139,029.93	0.00
		816,797.44	8,772,566.52

Non-Current Assets
Property and equipment	2, 7	538,023.07	162,920.36

		538,023.07	162,920.36

TOTAL ASSETS		1,354,820.51	8,935,486.88

LIABILITIES AND EQUITY

Current Liabilities
Trade and other payables	2, 9, 15	1,354,820.51	8,935,486.88

Shareholder’s Equity
Paid-up Capital	2, 16	0.00	0.00
Net Income from Operations	2, 16	0.00	0.00
Add: Additional Capital		0.00	0.00
Less: Prior Period Adjustments		0.00	0.00
Total Equity		0.00	0.00

TOTAL LIABILITIES AND EQUITY		1,354,820.51	8,935,486.88

SEE NOTES TO FINANCIAL STATEMENTS

[Bureau of Internal Revenue April 16, 2012]

ASIAN INTEGRATED MEDIA (PHILS.) LTD.
STATEMENT OF INCOME AND EXPENSES
For the years ended December 31, 2011	Notes	2011	2010

REVENUES	2, 10	4,027,148.92	802,000.00

COST OF SALES	2, 11, 12, 13	2,495, 573.68	726,000.00

GROSS PROFIT		1,531,575.24	76,000.00

SALES AND ADMINISTRATIVE EXPENSES	2, 14	1,364,964.70	1,382,181 78

INCOME (LOSS) BEFORE TAX		166,610.54	-1,306,181.78

INCOME TAX	2, 15	49,983.16	1,520.00

NET INCOME (LOSS)		116,627.38	-1,307,701.78

SEE NOTES TO FINANCIAL STATEMENTS

[Bureau of Internal Revenue April 16, 2012]

ASIAN INTEGRATED MEDIA (PHILS.) LTD.
STATEMENT OF COST OF SALES
For the years ended December 31, 2011	Notes	2011	2010

BEGINNING BALANCE JANUARY 1	2, 11	0.00	0.00
PURCHASES	2, 12	1,024,783.66	726,000.00
DIRECT CHARGES - LABOR AND OVERHEAD	2, 13	1,470,790.02	0.00

TOTAL GOODS AVAILABLE FOR SALE		2,495,573.68	726,000.00

	6	0.00	0.00
LESS: ENDING INVENTORY DEC. 31		0.00	0.00

COST OF SALES		2,495,573.68	726,000.00

SEE NOTES TO FINANCIAL STATEMENTS

[Bureau of Internal Revenue April 16, 2012]

ASIAN INTEGRATED MEDIA (PHILS.) LTD.
STATEMENT OF CASH FLOWS
For the years ended December 31, 2011	Notes	2011	2010

CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)		116,627.38	-1,307,701.78
Depreciation	2, 7	19,864.88	54,306.78
Dividend		0.00	0.00
		136,492.26	-1,253,395.00

Decrease (Increase) In Current Assets
Trade and other receivables	2, 5	0.00	-4,500.00
Other current assets	2,6	-139,029.93	0.00
		-139,029.93	-4,500.00

Increase (Decrease) In Current Liabilities
Trade and other payable	2, 9 , 15	-7,697,293.75	2,626,708.56

NET CASH PROVIDED BY OPERATIONS		-7,699,831.42	1,368,813.56

CASH FLOWS FROM INVESTING ACTIVITIES
Property and equipment	2, 7	-394,967.59	0.00
CASH FLOWS FROM FINANCING ACTIVITIES
	2, 9	0.00	0.00
NET INCREASE IN CASH		-8,094,799.01	1,368,813.56

CASH - Beginning		8,698,066.52	7,329,252.96

CASH - Ending	2, 4	603,267.51	8,698,066.52

SEE NOTES TO FINANCIAL STATEMENTS

[Bureau of Internal Revenue April 16, 2012]

ASIAN INTEGRATED MEDIA (PHILS.) LTD.
NOTES TO FINANCIAL STATEMENTS
December 31, 2011

1             COMPANY’S INFORMATION

On December 13, 2007 the company, which is a foreign corporation registered and obtained with SEC a license to transact business in the Philippines.  The purpose of the corporation is to pursue in the transaction of its business in the Philippines as marketing representation and promotion.  The foreign corporation is organized under the laws of Hong Kong on May 23, 2003 with principal office located at Rm. 2308709 23F Two Chinachem Exc. Square 338 Kings Rd. North Point, Hong Kong.
The company SEC registration number is FS00717229.
The company is also registered with the Bureau of Internal Revenue under Tax Identification 257-591-456-000.

The company’s principal place of business in the Philippines is located at 4/F Aguirre Bldg. 812 Arnaiz Ave. Makati City.

The company’s financial statements were reviewed and authorized for issue by company’s resident agent, Mrs. Claire Jeffery on March 30, 2012.

2             SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The significant accounting policies that have been used in the preparation of these financial statements are summarized below.  The policies have been consistently applied to all years presented, unless otherwise stated.

2.1         Basis of Preparation

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles in the Philippines as set forth in the Philippine Financial Reporting Standards (PFRS) and under the historical cost convention method.

2.2         The New Accounting Standards

The Philippine Accounting Standards Council (ASC) approved the issuance of new accounting standards which are based on new and revised International Accounting Standards (IAS).  The ASC has renounced the standards that it issues to correspond better with the issuance of International Accounting Standards Board (IASB).  The new standards, now name Philippine Accounting Standards (PAS) are effective for the periods beginning on or after January 01, 2005 and the company adopted the following PAS that became effective and which are relevant to the company as follows:

[Bureau of Internal Revenue April 16, 2012]

PAS 1              Presentation of Financial Statements
PAS 7              Cash Flow Statement
PAS 8              Accounting Policies, Changes in Accounting Estimates and Errors
PAS 12            Income Taxes
PAS 16            Property, Plant and Equipment
PAS 18            Revenue
PAS 33            Earnings Per Share
PAS 36            Impairment of Assets
PAS 40            Investment Property

2.3         Revenue and Cost Recognition

Revenue is recognized to the extent that it is probable that economic benefits will flow to the company and the revenue can be reliably measured.  The following specific recognition criteria must also be met before revenue is recognized:

a)           Sales - Revenue is recognized when ownership of goods had been transferred from the seller to the buyer.

b)           Interest - Revenue is recognized as the interest accrues (taking into account the effectivity yield on the assets).

Cost and expenses are recognized in the income statement upon utilization of the service or at the date they are incurred.

2.4         Financial Assets

Financial assets include cash and cash equivalent and receivables.  These are re-evaluated at every reporting date at which date a choice of classification or accounting treatment is available, subject to compliance with specific provisions of applicable accounting standards.

Cash and cash equivalents are defined as cash on hand, demand deposits and short-term, highly liquid investment readily convertible to known amounts of cash.

Receivables are financial assets with fixed or determinable payments.  These arise when the company provides money, goods or service directly to a debtor-customer with no intention of trading the receivables.  These are included in current assets, except for those maturing greater than 12 months after the balance sheet date which are classified as non-current assets.

Receivables are stated in the amount expected to be realized.  No allowances for doubtful accounts are provided to take care of the possible losses, which may be incurred in the collection of all receivables.  The receivables are reviewed and all can be collected.

[Bureau of Internal Revenue April 16, 2012]

2.5         Property and Equipment

These are tangible items that are held for use to supply goods or services or for administrative purposes which are expected to be used for more than one accounting period.

The company’s property and equipment are stated at cost less accumulated depreciation and amortization and any impairment in value.

The cost of an asset comprises its acquisition cost and directly attributable costs of bringing the asset to working condition for its intended use.

Depreciation and amortization are computed on the straight-line basis over the estimated useful lives of the assets as follows:

Number of Years

Office equipment	5
Office furniture	5

Depreciating an item begins when property, plant and equipment is available for use and to continue depreciating an item until it is derecognized, even if in the period the item is idle.

The depreciation methods and useful lives are reviewed periodically to ensure that the method and periods of depreciation are consistent with the expected pattern of the economic benefits from items of property and equipment.

Minor repairs and maintenance are charged to expense as incurred while major additions and betterments are capitalized to property account.

The carrying amount of a part of an item of property, plant, and equipment is derecognized if that part has been replaced and included in the cost of the replacement in the carrying amount of the item.

An item of property and equipment is derecognized upon disposal or when no future economic benefits are expected to arise from the continued use of the asset.  Any gain or loss arising on de-recognition of the asset (calculated as the difference between the net disposal proceeds and the carrying amount of the item) is included in the income statement in the year the item is derecognized.

An asset’s carrying amount is written down immediately to its recoverable amount if the asset’s carrying amount is greater than its estimated recoverable amount.

[Bureau of Internal Revenue April 16, 2012]

2.6         Investment Property

Investment property, which consists of parcel of land, is held for long-term capital appreciation.  Any gain or loss resulting from the sale of the investment property is immediately recognized in the income statement.

2.7         Financial Liabilities

Financial liabilities, which are presented as Trade and Other Payable in the balance sheet are recognized when the company becomes a party to the contractual agreements of the instrument.

Trade and Other Payables are recognized initially at their nominal value and subsequently measured at amortized cost less settlement payments.

Financial liabilities that are due and payable within the 12 months period from the balance sheet date are classified under current liabilities while those which are due and payable beyond 12 months from balance sheet date are treated as non-current liabilities.

Financial liabilities are derecognized from the balance sheet only when the obligations are extinguished either through discharge, cancellation or expiration.

2.9         Income Taxes

Current tax assets or liabilities comprise those claims from, or obligations to, fiscal authorities relating to the current or prior reporting period, that are uncollected or unpaid at the balance sheet date.  They are calculated based on the taxable profit for the year in accordance with the tax rates and tax laws applicable to the fiscal periods to which they relate.

Under the present income tax laws, corporation is subject to the income tax which is applied to the net taxable income or the minimum corporate income tax which is applied to the gross profit whichever is higher.

2.10       Impairment of Assets

An assessment is made at the end of each balance sheet date on whether there is any indication of impairment of an asset, or whether there is any indication that an impairment loss previously recognized as an asset in prior years may no longer exist or may have decreased.  If any such indication exists, the assets recoverable amount is calculated at the higher of the assets value in use or net selling price.

An impairment loss is recognized for the amount by which the carrying amount of the asset exceeds its recoverable amount, which is the higher of an asset’s net selling price and value in use.  An impairment loss is charged to operations in the period in which it arises.

[Bureau of Internal Revenue April 16, 2012]

This year, the company incurred impairment of its merchandise due to rust and obsolescence, thus it renders such goods to be of less value.  The said goods were being held as stocks way back 10 years ago.

3             SIGNIFICANT ACCOUNTING ESTIMATES

The estimates and assumptions used in the financial statements are based upon management’s evaluation of relevant facts and circumstances of the company’s financial statements.  Actual results could differ from those estimates.  The following are the relevant estimates performed by management on its December 31, 2011 and 2010 financial statements:

3.1         Useful Lives of Property and Equipment

The company estimates the useful lives of property and equipment based on the period over which the assets are expected to be available for use.  The estimated useful lives of property and equipment are reviewed periodically and are updated if expectations differ from previous estimates due to physical wear and tear, technical or commercial obsolescence and legal or other limits on the use of the assets.  In addition, estimation of the useful lives of property and equipment is based on collective assessment of industry practice, internal technical evaluation and experience with similar assets.  It is possible however, that future results of operations could be materially affected by changes in estimates brought about by change in factors mentioned above.  A reduction in the estimated useful lives of the property and equipment would increase recorded operating expenses and decrease non-current assets.

3.2         Allowance for Impairment of Trade Receivables and Other Current Assets

Allowance is made for specific and groups of accounts, where objective evidence of impairment exists. The company evaluates these accounts based on available facts and circumstances, including, but not limited to, the length of the company’s relationship with the customers, the customers’ current credit status based on third party information, average age of accounts, collection experience and historical loss experience.

4             CASH AND CASH EQUIVALENTS

Cash and cash equivalents include the following as of December 31:
	2011	2010
Petty cash fund	0.00	0.00
Cash on hand and in bank	603,267.51	8,698,066.52
	603,267.51	8,698,066.52

[Bureau of Internal Revenue April 16, 2012]

5             TRADE AND OTHER RECEIVABLES

This includes the following as of December 31:
	2011	2010
Advances to employees	70,000.00	70,000.00
Advances from Others	0.00	0.00
Accounts receivable	4,500.00	4,500.00
	74,500.00	74,500.00

6             OTHER CURRENT ASSETS

Other current assets include the following as of December 31:
	2011	2010
Other Asset	95,781.93	0.00
Creditable Income Tax	43,248.00
	139,029.93	0.00

7             PROPERTY AND EQUIPMENT

Breakdown of this account as of December 31 is shown below:
	2011	2010
Transportation equipment	0.00	0.00
Office equipment	611,590.80	216,623.21
Office furniture	54,910.71	54,910.71
Land	0.00	0.00
Total Depreciable Assets	666,501.51	271,533.92
Accumulated depreciation	-128,478.44	-108,613.56
	538,023.07	162,920.36

8             TRADE AND OTHER PAYABLES

Details of this account are shown below:
	2011	2010
Accounts Payable-others	28,716.84	0.00
SSS, Philhealth, Pagibig and ECC payable	145,437.50	0.00
Accounts payable	1,133,151.77	6,656,943.56
Withholding tax payable - expanded	1,731.24	0.00
Income tax payable	45,783.16	1,520.00
Net Income after tax, Due to Head Office –Hong Kong	0.00	1,550,477.77
Due from officer	0.00	726,545.55
Loans Payable	0.00	0.00
	1,354,820.51	8,935,486.88

[Bureau of Internal Revenue April 16, 2012]

9             REVENUES

Revenues is composed of the following:
	2011	2010

Sales - Local	4,027,148.92	802,000.00
	4,027,148.92	802,000.00

10           BEGINNING INVENTORY - JAN. 1

Breakdown of beginning inventory is as follows:
	2011	2010
Purchases-Local	0.00	0.00
Purchases -Foreign	1,470,790.02	0.00
Total	1,470,790.02	0.00

11           PURCHASES

Breakdown of Purchases is as follows:
	2011	2010
Purchases-Goods	1,024,783.66	726,000.00
Purchases-Services	1,470,790.02	0.00
	2,495,573.68	726,000.00

12           FREIGHT-IN

Breakdown of Freight-in is as follows:
	2011	2010
Trucking	0.00	0.00
Arrastre/wharfage	0.00	0.00
Demurrage	0.00	0.00
Freight F.O.B.	0.00	0.00
Brokerage Fee	0.00	0.00
Storage	0.00	0.00
Handling	0.00	0.00
Customs Duties	0.00	0.00
	0.00	0.00

[Bureau of Internal Revenue April 16, 2012]

13           SALES AND ADMINISTRATIVE EXPENSES

Details of Sales and Administrative Expenses are shown below:
	2011	2010
Salaries and wages	389,462.85	1,254,750.00
Employees benefits	95,588.98	0.00
Shipping and handling expenses	0.00	0.00
Communication expense	26,850.69	0.00
Repairs and Maintenance	60,802.65	0.00
Depreciation	19,864.88	54,306.78
Taxes and licenses	16,691.00	15,538.60
Dues and subscription	19,010.31	0.00
SSS, Philhealth and Pagibig expenses	0.00	57,586.40
Marketing expense	127,124.22	0.00
Light and water	105,634.45	0.00
Christmas and anniversary expenses	0.00	0.00
Insurance	16,326.19	0.00
Transportation expenses	0.00	0.00
Rental	454,588.80	0.00
Gasoline Oil and Fuel	10,028.81	0.00
Miscellaneous fee	0.00	0.00
Office supplies	18,190.87	0.00
Security services	0.00	0.00
Bank service charge	4,800.00	0.00
	1,364,964.70	1,382,181.78

1      INCOME TAX AND INCOME TAX PAYABLE

The company is not yet subject to the Minimum Corporate Income Tax (MCIT) which is computed at 2% of gross income Regular Corporate Income Tax (RCIT) whichever is higher as defined in the national internal revenue code.

As provided by the tax regulation, net operating loss of the business can be carried (NOLCO) over to the next three consecutive taxable years immediately following the year of such loss.

1      RCIT (Regular Corporate Income Tax)

This was computed as follows:
	2011	2010
Taxable net income
Net income before tax	166,610.54	-1,306,181.78

RCIT at 30%	49,983.16	0.00

[Bureau of Internal Revenue April 16, 2012]

1      MCIT (Minimum Corporate Income Tax)

This was computed as follows:
	2011	2010
Gross profit	1,531,575.24	76,000.00

MCIT at 2%	30,631.50	1,520.00

1      Income Tax Due and Payable

This is computed as follows:
	2011	2010
RCIT	49,983.16	0.00
MCIT	30,631.50	1,520.00

Income tax due whichever is higher	49,983.16	1,520.00

Payments of income tax in the 1st, 2nd, 3rd
quarters of the year and payments if tax
return was amended	4,200.00
	45,783.16	1,520.00

[Bureau of Internal Revenue April 16, 2012]

Intelligent Communication Enterprise Corporation
Pro Forma Condensed Consolidated Balance Sheets
as at December 31, 2010
(unaudited)

		Historical	Adjust to		Adjust		Adjusted	Adjusted	Historical	Pro Forma	Pro Forma
		GIM	US GAAP		Purchase		Historical	Historical	Intelligent	Adjustments	Consolidated
					Accounting		GIM	GIM
		PH	PH		PH		PH	USD	USD	USD	USD
Assets

Current assets:

Cash	PH	8,802,958	PH	PH		PH	8,802,958	$201,533	$66,249		267,782
Other current assets		93,695					93,695	2,145	502,500		504,645
Advances to directors							-	-	-		-
		8,896,653					8,896,653	203,678	568,749		772,427

Property and equipment, net		162,920					162,920	3,730	21,643		25,373
Purchased intangibles		-		a	58,834,339		58,834,339	1,346,940	3,499,999		4,846,939
Assets of discontinued operations		-					-	-	2,435,492		2,435,492

Total assets		9,059,573					67,893,912	1,554,348	6,525,883		8,080,231

Liabilities and Stockholders' Deficiency

Current liabilities:
Accounts payable and accrued expenses		9,314,613					9,314,613	213,247	886,285		1,099,532
Notes payable and advances		-					-	-	490,158		490,158
Liabilities of discontinued operations		-					-	-	2,131,452		2,131,452

		9,314,613					9,314,613	213,247	3,507,895		3,721,142

Stockholders' Equity (Deficiency)		(255,041)		a	58,834,339		58,579,299	1,341,101	3,017,988		4,359,089

	PH	9,059,573				PH	67,893,912	$1,554,348	$6,525,883		8,080,231

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

Intelligent Communication Enterprise Corporation
Pro Forma Condensed Consolidated Statements of Operations
For the year ended December 31, 2010
(unaudited)

		Historical		Adjust to			Adjust		Adjusted	Adjusted	Historical		Pro Forma	Pro Forma
		GIM		US GAAP			Purchase		Historical	Historical	Intelligent		Adjustments	Consolidated
							Accounting		GIM	GIM
		PH		PH			PH		PH	USD	USD		USD	USD

Revenue	PH	802,000	PH			PH		PH	802,000	$17,728	$80,267	$		$97,995

Cost of Sales		726,000							726,000	16,048	-			16,048
		76,000							76,000	1,680	80,267			81,947

Operating expenses		1,382,182			b		19,611,446		20,993,628	464,050	5,490,348			5,954,398
Impairment loss		-							-	-	3,175,856			3,175,856
Other (income) and expenses		-							-	-	(2,984,466)			(2,984,466)
		1,382,182							20,993,628	464,050	5,681,738			6,145,788

Income (loss) from continuing operations		(1,306,182)							(20,917,628)	(462,370)	(5,601,471)			(6,063,841)

(Loss) from discontinued operations		-							-	-	(1,180,651)			(1,180,651)

Income taxes		1,520							1,520	34	-			34

Net Income (Loss) for the year	PH	(1,307,702)						PH	(20,919,148)	$(462,404)	$(6,782,122)			$(7,244,492)

Net loss per shares
Basic and diluted net loss per share from
continuing operations											(0.01)			(0.01)
Basic and diluted net loss per share from
discontinued operations											(0.00)			(0.00)

Weighted average number of shares outstanding
Basic and diluted											605,850,878			667,322,692

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

Intelligent Communication Enterprise Corporation
Unaudited Pro Forma Consolidated Information

Unaudited Pro Forma Consolidated Balance Sheet as at December 31, 2010
Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2010
Notes to Unaudited Pro Forma Consolidated Financial Statements

On March 5, 2012, Intelligent Communication Enterprise Corporation (“Intelligent” or the “Company”) completed the requirements for the acquisition of all of the issued and outstanding shares of Global Integrated Media Limited (“GIM”) from a shareholder, Clarita Jeffery (“Jeffery”), in return for 61,471,814 fully paid and nonassessable common shares of the Company with a fair value of $1,383,000.

The pro forma transaction has been recorded as follows:

Assets acquired	$ 107,445
Purchased intangibles	1,346,940
Liabilities assumed	(71,385)
Common shares issued	$1,383,000

The unaudited pro forma condensed consolidated balance sheet is presented combining GIM’s balance sheet as at December 31, 2010, with Intelligent’s balance sheet as at December 31, 2010.  The unaudited pro forma condensed consolidated statement of operations is presented combining GIM’s statement of operations for the year ended December 31, 2010, with Intelligent’s statement of operations for the year ended December 31, 2010, assuming the transaction occurred on January 1, 2010.  The outstanding shares and weighted average shares include the issuance of the 61,471,814 common shares issued in conjunction with the transaction.

The unaudited pro forma condensed consolidated financial data and the notes thereto should be read in conjunction with Intelligent’s historical financial statements.  The unaudited pro forma condensed consolidated financial data is based upon certain assumptions and estimates of management that are subject to change.  The unaudited pro forma condensed consolidated financial data is presented for illustrative purposes only and is not necessarily indicative of any future results of operations or the results that might have occurred if the exchange transaction had actually occurred on the indicated date.

Basis of Presentation

The unaudited pro forma condensed consolidated balance sheet is presented combining GIM’s balance sheet as at December 31, 2010, with Intelligent’s balance sheet as at December 31, 2010.  The unaudited pro forma condensed consolidated statement of operations is presented combining GIM’s statement of operations for the year ended December 31, 2010, with Intelligent’s statement of operations for the year ended December 31, 2010, assuming the transaction occurred on January 1, 2010.

The outstanding common shares and pro forma net loss per share is computed using the weighted average number of shares outstanding of Intelligent for the period presented, plus the shares to be issued pursuant to the acquisition of GIM.

a.           To record the purchased intangibles related to the acquisition of GIM.

b.           To record depreciation of software assets and amortization of purchased intangibles.

Intelligent Communication Enterprise Corporation
Pro Forma Condensed Consolidated Balance Sheets
as at December 31, 2011
(unaudited)

		Historical		Adjust to		Adjust		Adjusted	Adjusted	Historical	Pro Forma	Pro Forma
		GIM		US GAAP		Purchase		Historical	Historical	Intelligent	Adjustments	Consolidated
						Accounting		GIM	GIM
		PH		PH		PH		PH	USD	USD	USD	USD
Assets

Current assets:

Cash	PH	897,997	PH			PH	PH	897,997	$20,442	$68,473		$88,915
Other current assets		213,530						213,530	4,861	2,554		7,415
Advances to directors		-						-	-	-		-
		1,111,527						1,111,527	25,302	71,027		96,329

Property and equipment, net		538,023						538,023	12,247	24,388		36,635
Purchased intangibles		-			a	59,171,074		59,171,074	1,346,940	-		1,346,940
Other assets		-						-	-			-
Equity method investment		-						-	-	372,192		372,192

Total assets		1,649,550						60,820,624	1,384,489	467,607		1,852,096

Liabilities and Stockholders' Deficiency

Current liabilities:
Accounts payable and accrued expenses		142,209						142,209	3,237	539,288		542,525
Notes payable and advances		-						-	-	53,352		53,352

		142,209						142,209	3,237	592,640		595,877

Stockholders' Equity (Deficiency)		1,507,341			a	59,171,074		60,678,415	1,381,252	(125,033)		1,256,219

	PH	1,649,550					PH	60,820,624	$1,384,489	$467,607		$1,852,096

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

Intelligent Communication Enterprise Corporation
Pro Forma Condensed Consolidated Statements of Operations
For the year ended December 31, 2011
(unaudited)

		Historical		Adjust to			Adjust		Adjusted	Adjusted	Historical		Pro Forma	Pro Forma
		GIM		US GAAP			Purchase		Historical	Historical	Intelligent		adjustments	Consolidated
							Accounting		GIM	GIM
		PH		PH			PH		PH	USD	USD		USD	USD

Revenue	PH	4,027,149	PH			PH		PH	4,027,149	$92,813	$-	$		92,813

Cost of Sales		2,495,574							2,495,574	57,515	-			57,515
		1,531,575							1,531,575	35,298	-			35,298

Operating expenses		1,364,965			b		19,723,691		21,088,656	486,026	6,127,250			6,613,276
Impairment loss		-							-	-	-			-
Other (income) and expenses		-							-	-	13,615			13,615
		1,364,965							21,088,656	486,026	6,140,865			6,626,891

Income (loss) from continuing operations		166,610							(19,557,081)	(450,728)	(6,140,865)			(6,591,593)

Gain from discontinued operations		-									4,494,478			4,494,478

Income taxes		49,983							49,983	1,152	-			1,152

Net Income (Loss) for the year	PH	116,627						PH	(19,607,064)	$(451,880)	$(1,646,387)			$(2,098,267)

Net loss per shares
Basic and diluted net loss per share from
continuing operations											(0.01)			(0.01)
Basic and diluted net loss per share from
discontinued operations											0.01			0.01

Weighted average number of shares outstanding
Basic and diluted											583,418,937			644,890,751

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

Intelligent Communication Enterprise Corporation
Unaudited Pro Forma Consolidated Information

Unaudited Pro Forma Consolidated Balance Sheet as at December 31, 2011
Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2011
Notes to Unaudited Pro Forma Consolidated Financial Statements

On March 5, 2012, Intelligent Communication Enterprise Corporation (“Intelligent” or the “Company”) completed the requirements for the acquisition of all of the issued and outstanding shares of Global Integrated Media Limited (“GIM”) from a shareholder, Clarita Jeffery (“Jeffery”), in return for 61,471,814 fully paid and nonassessable common shares of the Company with a fair value of $1,383,000.

The pro forma transaction has been recorded as follows:

Assets acquired	$ 107,445
Purchased intangibles	1,346,940
Liabilities assumed	(71,385)
Common shares issued	$1,383,000

The unaudited pro forma condensed consolidated balance sheet is presented combining GIM’s balance sheet as at December 31, 2011, with Intelligent’s balance sheet as at December 31, 2011.  The unaudited pro forma condensed consolidated statement of operations is presented combining GIM’s statement of operations for the year ended December 31, 2011, with Intelligent’s statement of operations for the year ended December 31, 2011, assuming the transaction occurred on January 1, 2011.  The outstanding shares and weighted average shares include the issuance of the 61,471,814 common shares issued in conjunction with the transaction.

The unaudited pro forma condensed consolidated financial data and the notes thereto should be read in conjunction with Intelligent’s historical financial statements.  The unaudited pro forma condensed consolidated financial data is based upon certain assumptions and estimates of management that are subject to change.  The unaudited pro forma condensed consolidated financial data is presented for illustrative purposes only and is not necessarily indicative of any future results of operations or the results that might have occurred if the exchange transaction had actually occurred on the indicated date.

Basis of Presentation

The unaudited pro forma condensed consolidated balance sheet is presented combining GIM’s balance sheet as at December 31, 2011, with Intelligent’s balance sheet as at December 31, 2011.  The unaudited pro forma condensed consolidated statement of operations is presented combining GIM’s statement of operations for the year ended December 31, 2011, with Intelligent’s statement of operations for the year ended December 31, 2011, assuming the transaction occurred on January 1, 2011.

The outstanding common shares and pro forma net loss per share is computed using the weighted average number of shares outstanding of Intelligent for the period presented, plus the shares to be issued pursuant to the acquisition of GIM.

a.           To record the purchased intangibles related to the acquisition of GIM.

b.           To record depreciation of software assets and amortization of purchased intangibles.